UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Portillo’s Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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                                              LETTER TO SHAREHOLDERS

May 9, 2022

DEAR FELLOW STOCKHOLDERS:

2021 was a milestone year for Portillo’s. We’re thrilled with the completion of our Initial Public Offering and the reception we’ve received from you, our investors.

It’s our pleasure to invite you to virtually attend our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2022 at 8:00 a.m. Central Time. The meeting will be held in a virtual meeting format only via live audio webcast.

Included with this letter are the Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the matters expected to be acted upon during the Annual Meeting. A proxy card is also included. You may find electronic copies of these documents online as well.

Regardless of whether you own a few shares of Portillo’s or many and whether or not you plan to attend our virtual Annual Meeting, your vote is important to us. Voting ensures that your voice is heard, and your shares are represented at the Annual Meeting. We encourage you to vote in advance of the meeting by internet, by telephone or by signing, dating and returning your proxy card by mail. You may also vote by attending the virtual Annual Meeting at www.proxydocs.com/PTLO and voting online. Full instructions are contained in the proxy statement and in the enclosed proxy card.

Thank you for your support of Portillo’s Inc. We look forward to sharing our first Annual Meeting as a public company with you.

Sincerely,

Michael A. Miles, Jr., Chairman of the Board	Michael Osanloo, Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME: Wednesday, June 22, 2022 8:00 a.m., Central Time LOCATION: Virtual RECORD DATE: Close of Business April 25, 2022

AGENDA:

1.   To elect the directors named in the Proxy Statement as directors of Portillo’s Inc., each to serve until the 2023 Annual Meeting of Stockholders.

2.  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2022.

3.  To approve the Portillo’s Inc. Employee Stock Purchase Plan.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement hereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

HOW TO VOTE

Beginning on or about May 9, 2022, we will send to our stockholders a Notice of Internet Availability of
Proxy Materials with instructions on how to access our proxy materials over the Internet, how to vote your shares and how to attend the Annual Meeting virtually. If you did not receive such Notice, you may elect to receive future notices, proxy materials and annual reports electronically through the
Internet by following the instructions in this Proxy Statement. Only stockholders of record at the close of business on April 25, 2022, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

BY INTERNET www.proxypush.com/PTLO

BY PHONE 1-866-458-2503

BY MAIL return via the postage-paid envelope provided P.O. Box 8016, Cary, NC 27512-9903

IN PERSON Attend Virtual Annual Meeting June 22, 2022

By Order of the Board of Directors

Susan B. Shelton

General Counsel and Secretary

Oak Brook, Illinois

May 9, 2022

Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return a proxy card so that your shares may be represented at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 22, 2022: This proxy statement and the Annual
Report available at www.proxydocs.com/PTLO

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement other than statements of historical fact, including statements relating to trends in or expected impacts of our initiatives, strategies, and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. The words ‘”can,” “believe,” “may,” “should,” “will,” “continue,” “anticipate,” “intend,” “expect,” “seek,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. These forward-looking statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the Securities and Exchange Commission, including the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 26, 2021, and any subsequent filings. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. We expressly disclaim any obligation to update or revise any forward-looking statements after the date of this proxy statement as a result of new information, future events or other developments, except as required by applicable laws and regulations.

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PROXY STATEMENT

The Meeting

•  The Board of Directors (the “Board of Directors” or the “Board”) of Portillo’s Inc., a Delaware corporation (“Portillo’s” or the “Company”), is soliciting proxies for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 22, 2022, at 8:00 a.m. Central time. Please register at www.proxydocs.com/PTLO, where you will be provided with information on how to listen to the meeting live, submit questions, and vote online. The Notice of Internet Availability of Proxy Materials was first furnished to stockholders on or about May 9, 2022. Electronic copies of this Proxy Statement and the Annual Report for the year ended December 26, 2021 are available at www.proxydocs.com/PTLO and investors.portillos.com.

Voting Rights, Quorum and Required Vote

•  Only holders of record of our common stock at the close of business on April 25, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 35,847,171 shares of Class A common stock outstanding and entitled to vote and 35,673,321 shares of Class B common stock outstanding and entitled to vote. Holders of the Company’s Class A common stock and Class B common stock are entitled to one vote for each share held as of the Record Date. A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority in voting power of the shares entitled to vote at the Annual Meeting, present or represented by proxy, will constitute a quorum for the transaction of business. Your shares are counted as present at the Annual Meeting if you are present and vote online at the Annual Meeting or if you have properly submitted a proxy. Abstentions and “broker non-votes” (as defined below) will be counted in determining whether there is a quorum.

•  For Proposal No. 1 – Election of Directors, directors will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, which means that the eight nominees receiving the highest number of “for” votes will be elected. Withheld votes and broker non-votes will have no effect on Proposal No. 1.

•  Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of the holders of a majority in voting power of the shares of stock, which are present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will count the same as votes against Proposal No. 2. There will be no broker non-votes with respect to Proposal No. 2 because a broker may exercise its discretion to vote for or against the proposal in the absence of instruction from its clients.

•  Proposal No. 3 – Approval of the Portillo’s Employee Stock Purchase Plan. In order to be approved, this proposal must receive the affirmative vote of the holders of a majority in voting power of shares of stock, which are present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will count the same as votes against Proposal No. 3. Broker non-votes will have no effect on Proposal No. 3.

Voting Your Shares

•  If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote online at the Annual Meeting, by telephone or electronically through the Internet by following the instructions included on your Notice of Internet Availability of Proxy Materials or proxy card, or by completing, dating, signing and promptly returning your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal, and, in the case of the election of directors, as a vote “for” the election of each of the nominees presented by the Board.

•  Any registered holder can attend the Annual Meeting by visiting www.proxydocs.com, where additional information will be provided about where stockholders may vote and submit questions during the meeting. The meeting starts at 8:00 a.m. Central time. Please have your Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocscom/PTLO.

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PROXY STATEMENT

•

If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that nominee. You may also vote by completing, dating, signing and promptly returning the voting instruction form sent by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote online at the Annual Meeting. If you do not provide voting instructions to your broker in advance of the Annual Meeting, Nasdaq rules grant your broker discretionary authority to vote on “routine” proposals. Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal, and the unvoted shares are referred to as “broker non-votes.” For the Annual Meeting, Proposals No. 1 and 3 are not considered “routine” proposals, and Proposal No. 2 is considered a “routine” proposal.

•

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.

•

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, which must be borne by the stockholder.

Information about the Virtual Meeting

•

The virtual Annual Meeting is accessible on any Internet-connected device and stockholders will be able to submit questions and comments and to vote online, during the meeting. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore have chosen this over an in-person meeting. We have also been monitoring the public health impact of the coronavirus (COVID-19) pandemic, and we believe that offering a virtual only meeting format will help to support the health and well-being of our partners, employees and stockholders. In the event of a technical malfunction or other problem that disrupts the Annual Meeting, the Company may adjourn, recess, or expedite the Annual Meeting, or take such other action that the Company deems appropriate considering the circumstances. If you encounter any difficulties accessing the virtual meeting during the meeting, please call (866) 648-8133.

•

You may virtually attend the Annual Meeting by visiting www.proxydocs.com/PTLO, where stockholders will receive additional information on how to vote and submit questions during the Meeting. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/PTLO.

•

Only holders of our common stock at the close of business on the Record Date will be permitted to ask questions during the Annual Meeting. If you wish to submit a question, on the day of the Annual Meeting, you may log into the virtual meeting platform at www.proxydocs.com/PTLO, and type your question for consideration into the field provided in the web portal. To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two (2) questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. More information on submitting questions at the Annual Meeting will be posted on the internet website www.proxydocs.com/PTLO in advance of the meeting.

•

In accordance with Delaware law, for the 10 days prior to our annual meeting, a list of registered holders entitled to vote at our Annual Meeting will be available for inspection in our offices at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523. Stockholders will also be able to access the list of registered holders electronically during the Annual Meeting through the virtual meeting website at www.proxydocs.com/PTLO.

Expenses of Solicitation

•

The expenses of any solicitation of proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and its directors, officers or employees (for no additional compensation) may also solicit proxies in person, by telephone or email. Following the original mailing of the proxies and other soliciting materials, the Company will request that banks, brokers and other nominees forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers and other nominees for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

2	2022 Proxy Statement

PROXY STATEMENT

Revocability of Proxies

•

Any person submitting a proxy has the power to revoke such proxy prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is submitted via telephone or Internet no later than 11:59 p.m. (Central time) on June 21, 2022, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance at the Annual Meeting and voting online. If you are a beneficial owner and wish to change any of your previously provided voting instructions, you must contact your bank, broker or other nominee directly.

Delivery of Documents to Stockholders Sharing an Address

•

We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding” under which multiple stockholders who share the same address will receive only one copy of the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless we receive contrary instructions from one or more of the stockholders. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, you may do so by notifying us by telephone at (866) 648-8133, by email at paper@elections.com investor@portillos.com, or by mail at Portillo’s Inc. at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523, and we will promptly deliver the requested materials. You also may request additional copies of the proxy materials by notifying us by telephone or in writing at the same telephone number, email address, or address. If you are currently receiving multiple copies of the proxy materials and wish to receive only one copy at the same address, then please notify us by telephone or in writing at the same telephone number, email address, or address. Stockholders with shares registered in the name of a brokerage firm or bank may contact their brokerage firm or bank to request information about householding.

Electronic Delivery of Proxy Materials to Stockholders

•

Beginning on or about May 9, 2022, we mailed or e-mailed to our stockholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the Internet and how to vote. If you received such Notice and would prefer to receive paper copies of the proxy materials, or if you received paper copies of the proxy materials and would prefer to receive a notice for future annual meetings, you may notify us by telephone, email or mail at the telephone number, email address and mailing address provided above.

Our Structure and Certain Defined Terms

•

Portillo’s Inc was formed for the purpose of facilitating our initial public offering (the “IPO”) and other related transactions in order to carry on the business of PHD Group Holdings, LLC and its subsidiaries (“PHD Group”). Portillo’s is a holding company with no direct operations and our principal asset is our equity interest in PHD Group. Berkshire Partners has a majority economic interest in, the majority voting interest in, and controls the management of, PHD Group.

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PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. Please read the entire Proxy Statement carefully before voting.

DATE AND TIME: Wednesday, June 22, 2022 08:00 a.m., Central Time	RECORD DATE: Close of Business April 25, 2022	LOCATION: Virtual Visit www.proxydocs.com to register to attend the meeting.

AGENDA AND VOTING RECOMMENDATIONS

Management Proposals:	Board Recommendations	Page

1 – Election of Directors	FOR each nominee	7

2 – Ratification of Deloitte & Touche LLP as auditors for 2022	FOR	28

3 – Approval of the Portillo’s Employee Stock Purchase Plan	FOR	31

4	2022 Proxy Statement

                                              PROXY STATEMENT

OUR COMPANY

OUR COMPANY

At Portillo’s, we relish the opportunity to create lifelong memories by igniting the senses with unrivaled food and experiences.

WHO ARE WE?

An Iconic and Beloved Brand with Obsessed, Lifelong Fans. We capture the hearts, minds and stomachs of our guests with every meal. Our menu features something for everyone and appeals to a broad demographic that enables our restaurants to thrive across diverse trade areas and generate strong and balanced volumes across multiple dayparts, weekdays and occasions. Our new restaurant openings draw massive crowds of passionate fans who line up overnight with lines stretching around the block.

No matter the location, our fans are bun-believably obsessed! Guests cake shake their way in for our Chicago-style hot dogs, Italian beef sandwiches, char-grilled burgers, cheese fries, fresh salads and famous chocolate cake. But it’s not just our menu that sets us apart.

PEOPLE ARE AT THE HEART OF PORTILLO’S

We believe that people are the Heart of Portillo’s, and our brand comes to life with the values our team practices every day. Portillo’s is proud of our people-centric culture that is centered on working together to create a fun, energetic atmosphere while living our values:

FAMILY We work together to make everyone feel at home, and we step up when someone needs help.	GREATNESS We are obsessed with being the best and work hard to continuously improve. Our greatness is rooted in Quality, Service, Attitude and Cleanliness (“QSAC”).

ENERGY We move with urgency and passion, while maintaining attention to detail.	FUN We entertain our guests, we connect authentically, and we make each other smile.

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PROXY STATEMENT

DIRECTOR DIVERSITY OF BACKGROUND

Gender Diversity 2 of our Board are women	Public Board Service Other Public Company Boards

C-Suite Experience Current or former CEO/CFO/COO

DIRECTOR TENURE

DIRECTOR DIVERSITY OF EXPERIENCE

PORTILLO’S DIRECTOR NOMINEES

Director Nominees—Term to Expire in 2023

Name	Age*	Position	Director Since	Committees

Michael Osanloo	56	President, Chief Executive Officer and Director	2018

Ann Bordelon	55	Director	2020	Audit

Paulette Dodson	58	Director	2021	Nom & Gov

Noah Glass	41	Director	2017	Audit

Gerard J. Hart	64	Director	2016	Comp

Richard K. Lubin	76	Director	2014	Comp

Joshua A. Lutzker	47	Director	2014	Comp, Nom & Gov

Michael A. Miles, Jr.	60	Director, Chair	2014	Audit, Comp

*	As of June 22, 2022 (includes tenure with PHD Group)

6	2022 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently has eight members, with each director serving for a one-year term. At the annual meeting, stockholders will vote on the eight nominees named below, each of whom is an incumbent member of the Board.

Seven of our directors served for the full 2021 fiscal year. They were each appointed to our Board in September 2021 and had previously served on the board of directors of PHD Group. On December 17, 2021, the size of the Board was increased to eight directors and Ms. Paulette Dodson was elected to the Board. Acting upon the recommendation of the Nominating and Corporate Governance Committee, our Board nominated each of Michael Osanloo, Ann Bordelon, Paulette R. Dodson, Noah Glass, Gerard J. Hart, Richard K. Lubin, Joshua A. Lutzker and Michael A. Miles, Jr. for election to the Board to serve until our 2023 Annual Meeting of Stockholders following their election and until the election and qualification of their respective successors in office or until such director’s earlier death, resignation or removal. Each of the director nominees has consented to serve if elected, however, if a nominee is unable to serve or will not serve for any reason, the directors may decide to reduce the size of the Board or other persons designated on the accompanying for or proxy will vote for other candidates in accordance with their judgment. We are not aware of any reason the nominees would not be able to serve if elected.

The Board of Directors held six meetings in 2021. Each director attended at least 75% of the meetings of the Board and the Committees of which he or she was a member during the time on which they served as a member of the Board in 2021.

There are no family relationships among our directors, or between our directors and executive officers.

Voting Requirement

Directors will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Our Board recommends that the stockholders vote “FOR” each of the following nominees: Michael Osanloo, Ann Bordelon, Paulette R. Dodson, Noah Glass, Gerard J. Hart, Richard K. Lubin, Joshua A. Lutzker and Michael A. Miles, Jr. Each nominee was recommended for election by the Nominating and Governance Committee for consideration by the Board and proposal to the stockholders.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

INFORMATION REGARDING THE DIRECTOR NOMINEES

Our Board of Directors

We have a balanced Board which individually possesses the leadership and character commensurate with the role of director, and which collectively possesses the mix of skills necessary to provide appropriate oversight of a company the size and complexity of Portillo’s. It is this experience, qualifications and skills that have led the Board to determine that each nominee should serve on the Board.

Biographical information of each of our director nominees is set forth below. The age of each director is as of June 22, 2022, the date of the annual meeting.

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                                              PROPOSAL 1 — ELECTION OF DIRECTORS

Michael A. Miles, Jr.

Favorite Menu Item: Italian Beef Sandwich with Hot Peppers and Cheddar

Michael A. Miles, Jr. (60) was appointed to our Board in September 2021 in connection with our IPO and has served as a member of the Board of PHD Group since August 2014 and is Chairman of the Board. Mr. Miles served as President of Staples, Inc., a $25 billion global office supplies retailer and distributor. He also served as Chief Operating Officer of Pizza Hut for YUM Brands. He began his career with Bain & Company and PepsiCo. He also serves on the board of Western Union (NYSE: WU) where he sits on the governance and ESG committee and chairs the compensation committee. He serves as an Advisory Director at Berkshire Partners. We believe that Mr. Miles is well qualified to serve on our Board due to the experience he brings with multi-unit operations, development and marketing.

Michael Osanloo

Favorite Menu Item: Italian Beef, dipped with Hot Peppers

Michael Osanloo (56) was appointed to our Board in September 2021 in connection with our IPO, and has served as Chief Executive Officer, President and a member of the Board of PHD Group since August 2018. Prior to joining Portillo’s, Mr. Osanloo served as Chief Executive Officer and Director of P.F. Chang’s China Bistro Inc. from March 2015 to October 2018. Prior to being named Chief Executive Officer, Mr. Osanloo served as Executive Vice President of Grocery at Kraft Heinz and held senior leadership roles at Caesar’s Entertainment. From 1996 to 2005, Mr. Osanloo began his business career at Bain & Company where he spent nine years, the last three as a Partner in the Consumer and Retail practice. Mr. Osanloo holds a Master of Business Administration from the University of Chicago, a Juris Doctorate from the University of Illinois College of Law and a Bachelor of Arts degree in Economics from the University of Michigan. Mr. Osanloo’s experience in senior leadership of other public companies makes him well qualified to serve as a member of the Board of Portillo’s.

8	2022 Proxy Statement

                                              PROPOSAL 1 — ELECTION OF DIRECTORS

Ann Bordelon

Favorite Menu Item: Chocolate Cake

Ann Bordelon (55) was appointed to our Board in September 2021 in connection with our IPO and has served as a member of the Board of PHD Group since March 2020. Ms. Bordelon is Vice Chancellor for Finance & Administration at the University of Arkansas, a position she took on in 2020. Prior to that, she served as Chief Financial Officer for Mitchell Communications from 2017 to 2020 and NOWDiagnostics from 2015 to 2017. Ms. Bordelon also has 13 years of experience in executive finance roles at Walmart, Inc., including as Chief Audit Executive. She began her career at Ernst & Young. She brings financial expertise to the board as well as a strong background in multi-unit operations and management. She also serves on the board of America’s Car-Mart, Inc. (NASDAQ: CRMT) where she chairs the audit and compliance committee and is on the compensation and human capital committee, the nominating and governance committee, and the technology and innovation committee. Ms. Bordelon is a certified public accountant. We believe that Ms. Bordelon is well qualified to serve on our Board because of her years of experience in finance and audit leadership at public companies.

Paulette Dodson

Favorite Menu Item: Spicy Chicken Sandwich

Paulette Dodson (58) has served as a member of our Board since December 2021. Ms. Dodson is General Counsel and Corporate Secretary for Alight, Inc. (NYSE: ALIT), a cloud-based provider of integrated digital human capital and business solutions, and has served in this role since May 2018. Prior to her role at Alight, Ms. Dodson served as Senior Vice President, General Counsel and Corporate Secretary for PetSmart, Inc. from July 2012 to May 2018, and previously served as Senior Vice President, General Counsel and Corporate Secretary, among other roles, for Sara Lee Corporation. Ms. Dodson received her Bachelor of Arts degree in Urban Legal Studies from City College of New York, and a Juris Doctorate from Cornell University. We believe that Ms. Dodson is well qualified to serve on our Board because of her more than 30 years of experience as an advisor to executives and the boards of directors of Fortune 500 companies and large privately-held companies.

Noah Glass

Favorite Menu Item: Garden Dog

Noah Glass (41) was appointed to our Board in September 2021 in connection with our IPO and has served as a member of the Board of PHD Group since April 2017. Mr. Glass has served as the Chief Executive Officer of Olo Inc. (NYSE: OLO), the restaurant technology company he founded in 2005. Olo provides a technology platform giving cloud-based e-commerce functionality to multi location restaurant brands. In addition to his unique vantage point on the restaurant sector, Mr. Glass brings experience building and leading a profitable business through its public offering and a strong understanding of information technology. Mr. Glass is also on the board of Share Our Strength, a nonprofit focused on ending childhood hunger and a member of the board of trustees of the Culinary Institute of America. We believe that Mr. Glass is well qualified to serve on our Board due to his experience building and leading a public company and his insight into corporate matters.

9

                                              PROPOSAL 1 — ELECTION OF DIRECTORS

Gerard J. Hart

Favorite Menu Item: Jumbo Chili Dog with Fries

Gerard J. Hart (64) was appointed to our Board in September 2021 in connection with our IPO and has served as a member of the Board of PHD Group since 2016. Mr. Hart most recently served as the Chief Executive Officer of Torchy’s Tacos, a high-growth, fast-casual restaurant chain from 2018 until his retirement in November 2021. Previously, he was Chief Executive Officer of California Pizza Kitchen and Texas Roadhouse. Mr. Hart led the expansion of Texas Roadhouse from 60 to 450 locations. Mr. Hart also serves on the board of Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB). We believe that Mr. Hart is well qualified to serve on our Board due to his relevant experience in managing high growth restaurant chains.

Richard K. Lubin

Favorite Menu Item: Italian Beef and Fries

Richard K. Lubin (76) was appointed to our Board in September 2021 in connection with our IPO and has served as a member of the Board of PHD Group since August 2014. Mr. Lubin is a senior advisor at Berkshire Partners LLC which he co-founded in 1986 and was appointed to serve on the Board in connection with the Berkshire Acquisition. We believe that Mr. Lubin is well qualified to serve on our Board due to his decades of experience serving as a director of numerous private and public companies.

Joshua A. Lutzker

Favorite Menu Item: Italian Beef with Hot and Sweet Peppers

Joshua A. Lutzker (47) was appointed to our Board in September 2021 in connection with our IPO and has served as a member of the Board of PHD Group since August 2014. Mr. Lutzker is a managing director at Berkshire Partners LLC and was appointed to serve on the Board in connection with the Company’s acquisition by Berkshire Partners. Mr. Lutzker co-leads the Consumer and Retail practice at Berkshire and has served on the boards of Aritzia, the women’s fashion retailer, Mielle Organics, a multicultural beauty brand, National Carwash Solutions and SRS Distribution, a roofing distributor, among others. He also serves on the board of the Boston Symphony Orchestra. We believe that Mr. Lutzker is well qualified to serve on our Board due to the experience he brings building brands and companies in the consumer space.

10	2022 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

BOARD DIVERSITY

Portillo’s is committed to the evolution of the structure and composition of our Board of Directors. We recognize that diversity in age, demographic background, career experience, skills, and thought leadership contribute to robust boardroom dialogues that incorporate a range of perspectives. Recent additions to the Board include Ann Bordelon, in March 2020, and Paulette Dodson, in December 2021. In addition to expanding our Board’s gender and racial diversity, Mses. Bordelon and Dodson each enhance the Board’s functional expertise in accounting, corporate governance, finance, and complex corporate legal matters.

The following table sets forth certain diversity characteristics of our Board:

Board Diversity Matrix as of May 9, 2022

Total Number of Directors	8

	Female	Male

Part I: Gender Identity

Directors	2	6

Part II: Demographic Background

African American or Black	1

Alaskan Native or Native American

Asian

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White	1	6

Two or More Races or Ethnicities

LGBTQ+

DIRECTOR INDEPENDENCE AND CONTROLLED COMPANY EXEMPTIONS

Berkshire indirectly beneficially owns more than 50% of the voting power of our common stock. As a result, we are considered a “controlled company” under the Nasdaq listing standards and we are therefore eligible to avail ourselves of the “controlled company” exemption under the corporate governance rules of the Nasdaq listing standards, which provide that we are not required to have a majority of “independent directors” on our Board or a compensation committee or nominating and corporate governance committee composed entirely of independent directors. Nonetheless, our Board is composed of a majority of independent directors and our Compensation Committee and Nominating and Corporate Governance Committee are composed entirely of independent directors. Our Board has affirmatively determined that each of Mr. Miles, Ms. Bordelon, Ms. Dodson, Mr. Glass, Mr. Hart, Mr. Lubin and Mr. Lutzker are independent directors under the applicable Nasdaq listing standards.

The “controlled company” exemption does not modify the increased independence requirements for the audit committee. We intend to be fully compliant with the requirements of Sarbanes-Oxley and the Nasdaq, which require that our Audit committee be composed of at least three members, one of whom will be independent upon the listing of our common stock, and each of whom will be independent within one year of listing.

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PROPOSAL 1 — ELECTION OF DIRECTORS

COMMITTEE MEMBERSHIP

The Board had an Audit Committee, Compensation Committee and a Nominating and Governance Committee during 2021.

As of May 9, 2022, the membership for each Board Committee was as follows:

Name	Audit	Compensation	Nominating and Governance

Ann Bordelon	Chair

Paulette Dodson			●

Noah Glass	●

Gerard J. Hart		●

Richard K. Lubin		●

Joshua A. Lutzker		●	Chair

Michael A. Miles, Jr.	●	Chair	●
●	- Member

Audit Committee

The primary purpose of our Audit Committee under the committee’s charter is to assist the Board’s oversight of:

•	audits of our financial statements;

•	the integrity of our financial statements;

•	our process relating to risk management and the soundness of our systems of internal control over financial reporting and disclosure controls and procedures;

•	the qualifications, engagement, compensation, independence and performance of our independent auditor; and

•	the performance of our internal audit function.

Our Audit Committee’s charter provides that the Audit Committee, or the chair of the Audit Committee, must pre-approve any audit or non-audit service provided to us by Deloitte, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting.

Our Audit Committee is composed of Ms. Bordelon, Mr. Glass and Mr. Miles. Ms. Bordelon serves as chair of the Audit Committee. Ms. Bordelon, Mr. Glass and Mr. Miles each qualify as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d) of Regulation S-K. Each of Ms. Bordelon and Mr. Glass qualifies as an independent director for the purposes of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the Exchange Act. As noted above, we are in compliance with the permitted phase-in rules under applicable Nasdaq and SEC rules with respect to the composition of our Audit Committee. The Audit Committee is governed by a charter that complies with the rules of the Nasdaq and is available on our investor relations website.

Compensation Committee

The primary purpose of our Compensation Committee under the committee’s charter is to assist the Board in overseeing our employee compensation policies and practices, including:

•	reviewing, approving and recommending to the Board the executive officer compensation arrangements, plans, policies and programs; and

•	reviewing, approving and recommending to the Board executive bonus plans or programs and equity-based compensation plans.

Our Compensation Committee is composed of Mr. Miles, Mr. Lubin, Mr. Hart and Mr. Lutzker, each of whom qualifies as an independent director for purposes of serving on the Compensation Committee. Mr. Miles serves as chair of the Compensation Committee. None of Mr. Miles, Mr. Lubin and Mr. Lutzker is considered to be a “non-employee director” as defined under Rule 16b-3 promulgated under the Exchange Act and, therefore, it is expected that the full Board will

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PROPOSAL 1 — ELECTION OF DIRECTORS

approve all equity awards granted to directors and officers of the Company. The Compensation Committee is governed by a charter that complies with the rules of the Nasdaq and is available on our investor relations website.

In 2021, the Compensation Committee engaged Meridian Compensation Partners, LLC a compensation consulting firm, to assist in the development of our executive and non-employee director compensation programs following our initial public offering (our “IPO”), including the development of Portillo’s Inc. 2021 Equity Incentive Plan and the related design of our long-term incentives. As part of this process, the Compensation Committee reviewed a compensation assessment provided comparing our executive compensation and non-employee directors to that of a group of peer companies within our industry. Our compensation consultant reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules in consideration of whether there any conflict of interest may exist.

Nominating and Corporate Governance Committee

The primary purposes of our Nominating and Corporate Governance Committee is to recommend candidates for appointment to the Board and to review the corporate governance guidelines of the Company, including:

•	identifying and screening individuals qualified to serve as directors;

•	recommending to the Board candidates for nomination for election or reelection at the annual meeting of stockholders or to fill Board and committee vacancies;

•	recommending to the Board the structure and membership of Board committees;

•	developing, recommending to the Board and reviewing the Company’s corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the Board and its committees;

•	overseeing the Company’s strategic plans, objectives and risks relating to sustainability and ESG matters; and,

•	reviewing on a regular basis the overall corporate governance of the Company and recommending improvements for approval by the Board where appropriate.

The Nominating and Corporate Governance Committee is comprised of Mr. Lutzker, Ms. Dodson and Mr. Miles, each of whom qualifies as an independent director under applicable Nasdaq rules. Mr. Lutzker serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of the Nasdaq and is available on our investor relations website.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2021, Gerard J. Hart, Richard K. Lubin, Joshua A. Lutzker and Michael A. Miles, Jr. each served on our Compensation Committee. During 2021, none of our executive officers served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on our compensation committee or on our Board.

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CORPORATE GOVERNANCE

Board Candidates and Succession Planning

Each year, the Board proposes a slate of director nominees for election by stockholders at the Annual Meeting. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for periodically reviewing with the Board the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the Board’s current composition and needs in light of Company’s circumstances. The Board may also adopt age or term limits as it deems appropriate.

The Nominating and Corporate Governance Committee is responsible for periodically reviewing with the Board the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, strategy, risk management, technical expertise, policy-making, etc.). In addition, the Company recognizes and embraces the benefits of having a diverse Board. In evaluating the Board’s composition, the Nominating and Corporate Governance Committee will consider diversity among other relevant considerations, including, but not limited to, diversity of gender, age, race, ethnicity, sexual orientation, cultural and educational background, professional experience, skills, knowledge, and length of service.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Committee, directors and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the attention of the Nominating and Corporate Governance Committee at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523. Invitations to serve as a nominee are extended by the Board via the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee.

Director Resignation Policy: Failure to Receive Majority Vote; Change in Principal Occupation

Any nominee for director in an uncontested election who fails to receive a majority of the votes cast at a stockholder meeting must tender his or her resignation to the Board from the Board and all committees thereof. A director nominee shall have failed to receive the affirmative vote of a majority of votes cast if the number of “against” votes in respect of such director nominee’s election exceeds the number of votes “for” such director nominee’s election (excluding abstentions and broker non-votes). The Nominating and Corporate Governance Committee shall assess the appropriateness of such nominee continuing to serve as a director and shall recommend to the Board the action to be taken with respect to such tendered resignation. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. In determining whether or not to recommend that the Board accept any tendered resignation, the Nominating and Corporate Governance Committee may consider all factors believed relevant by its members.

When a director’s principal occupation or business association changes from the position such director held when originally invited to join the Board, the director shall promptly submit to the Chair of the Nominating and Corporate Governance Committee an offer to resign. The Nominating and Corporate Governance Committee will review whether it would be appropriate for the director to continue serving on the Board and recommend to the Board whether, in light of the circumstances, the Board should accept the proposed resignation or request that the director continue to serve. Directors are also expected to inform the Chair of the Nominating and Corporate Governance Committee of other events that could reasonably be perceived to be relevant to consideration about ongoing independence.

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CORPORATE GOVERNANCE

Leadership Structure of the Board of Directors

The positions of Chairman of the Board and Chief Executive Officer are presently separated. We believe this arrangement allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our bylaws and corporate governance guidelines, which do not require that our Chairman and Chief Executive Officer positions be separate, allow our Board to determine the board leadership structure that is appropriate for us at any given time, taking into account the dynamic demands of our business, our senior executive personnel, and other factors.

Company Strategy

Planning and oversight of the Company’s business and development strategy are key responsibilities of the Board. The Board believes that overseeing and monitoring strategy is a continuous process and takes a multi-step approach in exercising its responsibilities. Our entire Board discusses the strategic priorities of the Company, taking into consideration global economic, consumer and other significant trends, as well as changes in the food industry and regulatory initiatives. The Board reviews the Company’s strategy periodically during the year. Specific topics are also embedded in the work of Committees to ensure that significant time and efforts are devoted to matters deemed material to the business.

While the Board and its committees oversee strategic planning, management is charged with executing the business strategy. To monitor performance against the Company’s strategic goals, the Board receives regular updates and actively engages in dialogue with our Company’s senior leaders. The Board’s discussions are enhanced with first-hand experiences, such as visits to specific markets and interaction with key restaurants, which provide Directors an opportunity to see strategic execution firsthand.

The Board’s oversight and management’s execution of business strategy are intended to help promote long-term stockholder value creation in a sustainable manner, with a focus on assessing both opportunities available to us and risks that we may encounter.

Risk Oversight

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy and the most significant risks facing Portillo’s; it also oversees the implementation of risk mitigation strategies by management. Our Board of Directors gets apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Our Board of Directors does not have a standing risk management committee, but rather we administer this oversight function directly through our Board of Directors as a whole and through our Board committees to which the Board delegates oversight of risks related to their areas of responsibility.

Our Board of Directors is responsible for monitoring and assessing strategic risk exposure.

Our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, as well as overseeing cyber and technology risks, and risks of fraud. Our Audit Committee also oversees the performance of our internal audit function and considers and approves or disapproves any related-party transactions.

Our Nominating and Corporate Governance Committee is responsible for the oversight of risks associated with environmental, social and governance matters and diversity, equity and inclusion.

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage unnecessary risk taking.

Portillo’s believes that our people are our best asset. With that in mind, our Compensation Committee reviews our compensation policies and practices for our executives, management and team members. The Company’s compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to stockholders. The combination of performance measures for annual bonuses and the equity compensation programs, as well as the multi-year vesting schedules for equity awards encourage employees to maintain both a short- and long-term view with respect to Company performance.

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CORPORATE GOVERNANCE

Code of Business Conduct

We have adopted a written Code of Business Conduct that applies to our directors, officers and team members. A copy of the code is available on our website, investors.portillos.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code.

Executive Succession Planning

The Board oversees the succession planning process for the senior executive team and the Company’s program for management development. The Board periodically reviews management development and succession plans with respect to senior management positions. The Board considers from time to time as appropriate potential successors to the CEO in the event of his resignation, retirement or disability. The CEO reports from time to time to the Board on succession planning and management development.

Anti-Hedging and Anti-Pledging Policies

Under our Insider Trading Policy, our director, officers and employees, are not permitted to engage in hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, involving the Company’s securities. The General Counsel may approve entry into such transaction following a review of the transaction and the justification for such transaction. Additionally, such persons also may not pledge Company securities, including as collateral for a margin loan.

Board and Committee Self-Evaluations

As required by our Committee Charters, and in particular, the Nominating and Governance Charter, our Board will conduct an annual performance evaluation to determine whether the Board and its committees are functioning effectively. The evaluation will solicit feedback on organizational issues, board functions, business strategy and financial matters, board structure and meeting administration. Focus areas identified through the evaluation will be incorporated into the Board’s agenda for the following year. The Nominating and Governance Committee will review progress against focus areas identified in the self-evaluation. Each Committee will also conduct its own annual self-evaluation to assess the functioning of the committee and the effectiveness of the committee members, including the Committee chair.

Stockholder Engagement and Communication with the Board

Portillo’s is committed to being open and transparent with our Stockholders. We engage with our stockholders in a variety of ways throughout the year, with the participants and topics dependent on the stakeholders engaged. During our IPO process, for example, Portillo’s leadership held more than 40 meetings with different investor groups to ensure a keen understanding of our business. We will continue to engage with our Stockholders to provide access to understanding of the Portillo’s brand.

Any stockholder or other interested party may contact the Board of Directors, including the Chairman of the Board or the non-employee directors as a group, or any individual director or directors, by writing to the intended recipient in care of Portillo’s Inc., 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Our Corporate Secretary, general counsel, or their designees, will review and sort communications before forwarding them to the addressee, although communications that do not, in the opinion of the Corporate Secretary, our general counsel or their designees, deal with the functions of the Board or a Committee or do not otherwise warrant the attention of the addressees may not be forwarded.

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DIRECTOR COMPENSATION

Prior to our IPO, our director compensation consisted of cash fees or option awards under the 2014 Employee Incentive Plan, depending on each director’s individual compensation arrangement(s) as described in the footnotes to the table below. In connection with the IPO, certain of our directors received RSU awards. Our Compensation Committee and Board also established a new non-employee director compensation program in connection with the IPO, as described below.

Prior to our IPO, Directors were provided an opportunity to invest up to $500,000 in Class A units of PHD Group at the fair market value in place at time of purchase. Prior to the IPO, Mr. Miles, as Chairman of the Board, received an annual retainer of $250,000, payable monthly in arrears, along with reimbursement of reasonable direct out of pocket travel expenses incurred as a result of his service as Chairman. Other independent directors, received an annual $50,000 retainer, paid pro rata during their first year of service, as well as a stock grant in connection with commencing service as a director, split equally into time-based vesting and time and performance-based vesting option awards. The awards vest ratably over the requisite service period, which is generally five years and are generally exercisable within a 10-year period from the date of the grant.

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 26, 2021 (“Fiscal 2021”). Any director who is an employee of the Company receives no additional compensation for services as a director or as a member of a committee of our Board. Compensation information for Mr. Osanloo is included under “Summary Compensation Table” below.

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Option awards ($) (2)	All other compensation ($) (3)	Total ($)

Michael A. Miles	250,000	120,000	-	469,274	839,274

Ann Bordelon	50,000	120,000	483,116	50,563	703,679

Noah Glass	50,000	120,000	483,116	50,563	703,679

Paulette Dodson	-	-	-	-	-

Gerard J. Hart	50,000	120,000	483,100	50,563	703,663

Joshua A. Lutzker	-	-	-	-	-

Richard K. Lubin	-	-	-	-	-

(1)

The amounts represent 6,000 RSUs at a grant date fair value of $20 per unit. The amounts represent 6,000 RSUs at a grant date fair value of $20 per unit. Each of our directors has the following number of RSU outstanding as of the end of Fiscal 2021: Mr. Miles - 6,000 RSUs; Ms. Bordelon- 6,000 RSUs; Mr. Glass - 6,000 RSUs; Mr. Hart - 6,000 RSUs.

(2)

Represents incremental fair value of modified performance options previously granted under the 2014 Plan determined in accordance with ASC Topic 718, which were substituted for options under the 2021 Plan (as defined below) in connection with the IPO. Each of our directors has the following number of stock options outstanding as of the end of Fiscal 2021: Ms. Bordelon received 29,822 Class A unit options at an incremental fair market value of $16.20; Mr. Glass received 29,822 Class A unit options at an incremental fair market value of $16.20; Mr. Hart received 29,821 Class A unit options at an incremental fair market value of $16.20. Each of our directors has the following numbers of option awards outstanding at the end of Fiscal 2021: Mr. Miles - 553,555 option awards; Ms. Bordelon - 59,644 option awards; Mr. Glass - 59,644; Mr. Hart - 59,642.

(3)	The amounts represent a payment upon completion of the IPO and related transactions as described in “Executive Officers and Executive Compensation—Equity Compensation” below.

Non-Employee Director Compensation Program Following Our Initial Public Offering

In connection with our IPO, our Board approved a new compensation program for our non-employee directors beginning January 1, 2022, subject to certain awards that were granted at the time of the IPO, as discussed below. Pursuant to this new program, directors will receive an annual retainer of $200,000, of which $120,000 will be in the form of time-based RSUs that generally will vest one-year from the date of grant, and $80,000 will be in cash. Additionally, the Audit Committee chair will receive $20,000, the Compensation Committee chair will receive $15,000 and the Nominating and Corporate Governance Committee chair will receive $10,000. Mr. Miles will also receive a $50,000 fee for his service as the Board chair. Directors may elect to receive any or all of their cash fees in RSUs rather in cash, if they prefer.

Certain of our non-employee directors received their 2022 equity grants of 6,000 RSUs based on the initial stock price of $20 per share in connection with the IPO, while others received the same number of RSUs in 2022. These RSUs tied to the IPO price will vest in three equal installments starting on the anniversary of the IPO. Certain directors also opted to receive all or a portion of their cash compensation in RSUs, which were granted in January 2022. Such RSUs will vest on December 31, 2022.

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PORTILLO’S SOCIAL RESPONSIBILITY

At Portillo’s, we believe in supporting our people, our communities and the environment. Operating our business responsibly benefits our many diverse stakeholders and drives long-term value creation. We are early in our journey as a publicly traded company, and remain committed to transparent business practices as we continue to develop our long-term corporate responsibility strategy.

We strive to focus our efforts where we can have the most positive impact on our business and society, and we are committed to managing the opportunities and risks that arise for our brand. The development of our environmental, social and governance, or ESG, strategy and initiatives is being led by a diverse team of executive officers and team members from across the business.

PEOPLE-CENTRIC APPROACH

Our team member base, as of December 26, 2021, consisted of 7,453 team members. This included 155 Restaurant Support Center (“RSC”) team members and 267 restaurant managers and above restaurant leaders, with the remainder being hourly team members. Our team members are not covered by any collective bargaining agreements. Our executive officers have more than 140 years of experience in the restaurant industry.

Values-Driven, People-Centric Culture

In February 2021, Portillo’s was chosen by our Team Members as one of Forbes Top Midsize Employers to Work for. We believe this is attributed to our conviction that our People are the Heart of Portillo’s. We hire and train great people who can turn their obsession into a profession. Our team members are passionate about our food, love our guests, and call their teammates “family.” Our people-centric culture is centered on working together to deliver an exceptional experience for our guests, while operating with a fun-loving energy that drives an exciting atmosphere within our busy restaurants. It’s our team members who bring our brand to life through their commitment to our values of Family, Greatness, Energy and Fun.

These values extend beyond our restaurants, to every Portillo’s team member. For example, during the holiday season, our Restaurant Support Center Team Members lived our value of family by volunteering their time to work shifts in the restaurants. This connected our RSC partners to our restaurants as well as provided hands-on perspective on how they can better support the restaurants in their daily responsibilities.

Living these values daily enforces the culture we’re so proud of at Portillo’s. Our culture results in top quartile industry retention for management and hourly Team Members.

Diversity, Equity and Inclusion

Portillo’s restaurants come to life with the values our diverse and inclusive teams practice every day. We are committed to ensuring our family members feel a sense of individuality, safety, support, belonging and fairness. In addition, we strive to foster healthy relationships with the local communities in which we operate. Portillo’s has taken action in the following areas of talent acquisition, talent management, total rewards, learning and development:

•	Updated our career site to reflect our Team Members and the communities we serve.

•	Provided opportunities for all qualified individuals to apply for promotions.

•	Established an hourly interview playbook, reducing bias in interviewing.

•	Developed purposeful talent and succession planning that leverages the strengths of our workforce

•	Implemented inclusive Health Benefits that support our full workforce, including the LGBTQIA+ community

•	Continued with Spanish translation efforts for Team Member training and communications

•	Provided training on unconscious bias and harassment prevention to ensure all team members feel respected, safe and heard

•	Shared career pathing stories of individuals of all backgrounds and experiences both internally and externally

•	Conducted Diversity in Supplier Performance Assessment to create a baseline and alignment in actions.

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PORTILLO’S SOCIAL RESPONSIBILITY

Total Rewards

Early in 2021, Portillo’s conducted a Total Rewards survey to understand Team Member preferences. The physical, financial, and mental wellbeing of our team members remains our top priority, and we continue to invest in their success. We believe in a total rewards philosophy of providing top quartile pay in our restaurants, especially across our leadership positions. We conducted an independent pay equity analysis of our U.S. workforce to identify risks and pay gaps in our organization by gender and race/ethnicity. The results did not identify preferential treatment to any class of team members, which supports our commitment to ensuring we pay our team members equally across gender and race/ethnicity. This commitment is evidenced by our investment in our compensation packages and robust suite of benefit offerings such as:

•

We recognize the deep commitment of our field management team and appreciate their dedication to our team members, guests and creating value for our stockholders. In recognition, we issued RSUs to each manager employed on the day of the IPO, including all Restaurant Support Center Team Members. We will continue this practice for our General Managers on an annual basis, with the next RSU grant to be issued in 2023.

•	To celebrate our Team Members who have been with Portillo’s ten plus years with the organization, we awarded a $100 bonus in celebration and thanks at the time of the IPO.

•

We modified the contributions by hourly team members for participation in our Medical Health care program, resulting in a more affordable program, medical cost decreasing 11%, and the cost of dental and vision insurance decreasing 45%.

•

Eligible field management members who work at locations that meet team sales and output goals may qualify for a quarterly Management Bonus. In 2021, an excess of $2.8M was paid out to our management teams.

•

We added a wellness platform that provides access to fitness clubs, fitness classes, personal training, and well-being apps recognizing that the overall health and mental wellbeing of our team members is paramount to our Core Value of Family.

•

Personalized mental health assistance is available to medical plan participants and their family members through Live & Work Well. Support is available via in-person, phone or virtual visits with a licensed counselor.

•	We established our monthly Franks-a-lot Fund for every restaurant to recognize and reward our Team Members.

•	Team Members can earn an extra $3/hour on five key holidays. This creates incentive and engagement for individuals to work.

•	We improved our Paid Time Off program for restaurant leadership and Restaurant Support Center, providing additional time for our teams to recharge.

•	We implemented Daily Pay in 2021, offering team members the flexibility to access their pay when they need to.

Leadership Development

Portillo’s provides a full spectrum of resources, from skill building to leadership development, at every level in the organization. We work with Team Members and Managers to build an individual development plan, with training and experiences to support their professional development at Portillo’s. Our philosophy is to develop people to be ready before a position is open, as opposed to waiting for a position to be open and then training them. We view this investment as fundamental to our growth, building a pipeline of leaders for our future. In 2021, more than 80% of our Leadership Openings were filled internally.

Our ongoing development allows for continuity and readiness, while also giving us a way to retain great talent. In addition to a mentorship program, each level of leadership has regularly scheduled development programs throughout the year. These programs are tailored to each position, so that we control the rate of graduations and ensure we meet our development needs. For our multi-unit program, for example, we invested in 360 feedback and provided opportunities to learn and develop from successful multi-unit leaders and above, including bringing in guest speakers and providing in-field experience. This 12-week program provides opportunities to help lead multiple restaurants in a safe environment before ever actually taking a multi-unit position. Our first wave saw 3 people get promoted soon after the program and one more a few months later.

We couple these programs with bi-annual talent and succession planning processes. Through consistent and regular conversations about talent, we’re able to plan for future restaurant openings and support individuals with career pathing and development opportunities.

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PORTILLO’S SOCIAL RESPONSIBILITY

We are also focused on becoming a Gallup Strengths-Based Organization. We combine job requirements with necessary leadership competencies while leveraging the strengths of the individual to optimize their performance. In this effort, in 2021, every general manager, multi-unit leader and restaurant support center team member completed an assessment and received coaching sessions from Gallup, in addition to participating in workshops to learn how to have impactful conversations.

Team Member Opportunities

This development reaches down to the team member level, where we’re committed to providing a path to make this not just a job, but rather a career, if they so choose. Once a quarter we hold “Career Interest Day” in our restaurants. These sessions, led by our multi-unit leaders, invites any team member to a presentation on different leadership roles in the company, as well as the development path to get there. Each person then has all the information and an equal opportunity to advance in our company. Attendance ranges from 120 – 300 team members per quarter.

In addition, 2021 saw the roll-out of all new Team Member-level station training materials and tools, with a concentration on a blended learning approach that includes new award-winning e-learning modules. Our Training Lead program provides a dedicated team member in each restaurant to oversee the training program and act as administrator. It gives our Leadership team another set of eyes ensuring all team members are properly trained and provides another step in the career ladder for team members wishing to grow with the company.

Engagement & Experience

Portillo’s believes in our Team Members having a voice to share their ideas, feedback and contribute to organizational success. In 2021, we partnered with Gallup to implement our EverEngaged survey to gather, listen to and act on the Team Members’ feedback. Our engagement results for our multi- unit and general managers are in the top quartile scores. Our Team Members reflected that they know what is expected of them at work and strongly agree they have what they need to do their jobs right. These are both foundational to an individual’s engagement and success. We will conduct this survey annually to measure improvement and areas of focus. In addition to the survey, we regularly hold roundtable discussions with Team Members and stay interviews with leaders to gain insights into ways we cultivate an energizing, collaborative work environment.

Portillo’s has also prioritized a flexible work environment, addressing work-life flexibility and balance across our different workplaces. In our restaurants, we piloted a new scheduling system that allows our hourly Team Members to align their work schedule with their personal schedule, as well as submit schedules, trade shifts and submit all time-off requests in an easier way. To improve work-life flexibility for managers, we’re also testing Shift Leaders closing restaurants. For our Restaurant Support Center, we provide the option to work remote or at the office based on personal preference and business needs. In 2021, we also launched Summer Fridays from Memorial Day through Labor Day, and Flexible Fridays during non-summer months as a dedicated no-meeting time for team members to focus on professional development, strategic thinking or catching up with fellow Team Members.

Even with a flexible work environment, we prioritize connections. Quarterly, we hold engagement-focused RSC culture weeks to bring the team together for connecting, recognition and development.

Team Member Health and Safety

Portillo’s wants to ensure we create a healthy and safe environment for our Team Members and Guests. Throughout the COVID-19 pandemic, we’ve provided safety gear, updated procedures to allow for social distancing, and provided gift cards and bonuses, among other initiatives. We’ve continued to support our Team Members and restaurants by providing a concierge service though our centralized wellness team. Upon notification of a Team Member who may have COVID-19 or was potentially exposed, we contact the individual to support them through the process and return to work. We follow local mandates, sanitation practices and appropriate testing, and take necessary measures to keep everyone safe.

OUR COMMUNITY IMPACT

Our teams are passionate about becoming a part of the communities in which we operate. We lead these efforts by building relationships.

•

We partner with local organizations to raise money within our communities by hosting fundraisers, during which 20% of all purchases inside the restaurant goes back to the organization. In 2021, we hosted 1,229 fundraisers and raised $234,780 through these efforts.

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PORTILLO’S SOCIAL RESPONSIBILITY

•

When we open new restaurants, we raise money for local organizations through our sneak peek meals and donate food from our team trainings to local hospitals and first responders. For our openings in 2021, we partnered with 6 organizations for a total of $85,058 donated.

•

When our local communities face unfortunate events such hurricanes, fires, tornados or other disasters, Portillo’s team members step up and offer support by volunteering time and donating Portillo’s food to impacted families going through these emotional situations that are beyond their control.

•

In June 2020, Portillo’s launched The Heart of Portillo’s Fund (“HOP”), a 501(c)3 dedicated to supporting our team members facing financial hardships. Since its inception, the HoP Fund has raised $611,249 and gave out 104 grants to help team members facing a variety of challenges, including medical bills, housing challenges and family deaths.

OUR SOURCING AND SUPPLY CHAIN

Portillo’s takes its environmental responsibility seriously, and we are working on identifying the most material risk factors within our business. This year, we’ve reviewed our supply chain practices against the SASB framework, which will inform our corporate sustainability practices as we continue our journey as a newly public company.

We are also committed to maintaining our high-quality food standards, which depends on our ability to acquire fresh ingredients and other supplies that meet our demanding specifications from suppliers. We partner with a variety of companies that are similarly aligned with producing and providing high quality products. We are always looking for the best way to provide high-quality food at an incredible everyday value.

Our supply chain approach is based on alignment with key strategic partners that are identified through a comprehensive evaluation process to ensure our standards and expectations are met on a continual basis. This platform affords our organization the opportunity for real time performance assessments to identify any potential gaps and implement corrective measures where required. Robust contingency platforms are reviewed and updated on a regular basis to provide assured supply of products and services for the organization. Through a risk assessment strategy, the supply chain team will identify areas critical to supporting the restaurants and any necessary adjustments or alternate programs are undertaken.

Supplier and distribution partners are managed under both a code of conduct and a pricing protocol that provides transparent insight to costing mechanisms. In addition, we engage directly with manufacturers to ensure compliance with negotiated contract pricing and requisite volume expectations. Our distribution network is comprised of several independently operated partners aligned under the UniPro umbrella, the largest food service distribution cooperative in the United States. This strategy affords us the opportunity to align with right sized organizations that are dedicated to us and allows us to leverage volume and scale for a competitive advantage and exceptional customer service.

Quality and food safety are paramount to protecting our brand and are treated with the utmost priority. Our supplier and distribution partners participate in third party audits to ensure all applicable quality system expectations are being met and our commissaries undergo Silliker auditing. In addition, we employ dedicated team members focused on the food safety portion within our restaurants.

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EXECUTIVE OFFICERS & EXECUTIVE COMPENSATION

Compensation Philosophy

The Portillo’s total rewards philosophy seeks to provide executives with a total compensation package that is competitive with the larger industry in which we operate and compete for talent, with total compensation that rewards executives for individual performance and company results. In Fiscal 2021, we primarily compensated our NEOs through a combination of base salary and annual cash incentive awards. Generally, we may grant equity awards to our executive officers upon hire or promotion. Our NEOs are also entitled to certain other benefits, subject to their enrollment, including a 401(k) plan with matching contributions, deferral of compensation through the Executive Nonqualified Excess Plan as described under “Employee Benefit Plans” below, access to certain investment advice and tax return preparation through Ayco Personal Financial Management as described under “Other Benefits and Perquisites,” and medical, dental, vision, life, accidental death and dismemberment, short-term disability and long-term disability insurance.

Emerging Growth Status

We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012. As a result, we are permitted to and rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. Accordingly, we have included compensation information for only our principal executive officer and our two next most highly compensated executive officers serving at fiscal year-end and have not included a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the Summary Compensation Table and the Outstanding Equity Awards table. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” of say-on-pay votes.

Executive Officers

The names of our executive officers, their ages, their positions with Portillo’s, and other biographical information as of May 9, 2022, are set forth below. Executive officers are elected by our Board to hold office until their successors are elected and qualified. The ages reflected below are as of June 22, 2022. There are no family relationships among our directors or executive officers.

Name	Age	Position

Michael Osanloo	56	President, Chief Executive Officer and Director

Michelle Hook	47	Chief Financial Officer and Treasurer

Susan Shelton	62	General Counsel and Secretary

Jill Waite	44	Chief Human Resources Officer

Sherri Abruscato	67	Chief Development & Supply Chain Officer

Derrick Pratt	54	Chief Operating Officer

Rick Cook	40	Senior Vice President, Technology

Nick Scarpino	40	Senior Vice President, Marketing & Off Premise Dining

Executive Compensation: NEOs

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below (our “named executive officers” or “NEOs”) for

Fiscal 2021.

Our NEOs for Fiscal 2021 were:

•	Michael Osanloo, President and Chief Executive Officer

•	Sherri Abruscato, Chief Development and Supply Chain Officer

•	Michelle Hook, Chief Financial Officer and Treasurer

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Summary Compensation Table

The following table sets forth certain information regarding the total compensation awarded to, earned by or paid to our named executive officers in respect of Fiscal 2021 and the fiscal year ended December 27, 2020 (“Fiscal 2020”).

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Stock awards ($)(3)	Option awards ($)(4)	Nonequity incentive plan compensation ($)(5)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(6)	Total ($)

Michael Osanloo, President and Chief Executive Officer	2021	791,167	1,719,150	3,938,000	23,728,075	1,018,464	-	49,351	31,244,207
	2020	769,038	77,250	-	-	672,075	-	48,431	1,566,794

Sherri Abruscato, Chief Development and Supply Chain Officer	2021	385,035	474,597	264,000	4,879,503	247,826	-	12,887	6,263,848
	2020	374,265	18,798	-	-	163,538	-	13,108	569,709

Michelle Hook, Chief Financial Officer and Treasurer	2021	370,137	103,149	1,500,000	2,985,558	242,666	-	41,299	5,242,809

(1)	The base salary amounts represent the amount earned during Fiscal 2021 and Fiscal 2020.

(2)

The 2021 amounts represent a payment upon completion of the IPO and related transactions as described in “Equity Compensation” below. The 2020 amounts represents an additional 10% discretionary bonus payment in recognition of the performance of the Company.

(3)

The amounts reported represent the aggregate grant date fair value of restricted stock units granted on October 21, 2021 in connection with the IPO under the 2021 Plan. See description under “IPO Equity Awards” below. The fair values were computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. See Note 15. “Equity-Based Compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 26, 2021.

(4)

The amounts reported represent the (1) aggregate grant date fair value of the performance-based option awards granted on October 21, 2021 in connection with the IPO under the 2021 Plan as described under “IPO Equity Awards” below, determined using a Monte-Carlo simulation model, and (2) the incremental fair value of modified performance options from the 2014 Plan as described under “Equity Compensation” below. The fair values were computed in accordance with ASC Topic 718, excluding the effect of forfeitures. See Note 15. “Equity-Based Compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 26, 2021.

(5)	Represents performance-based amounts earned in Fiscal 2021 and Fiscal 2020 under the 2021 Bonus Program and 2020 Bonus Program as described below.

(6)	Payments to our NEOs included in the “All other compensation” column include the following:

Name	Year	Commuter benefits ($)	Cell phone stipend ($)	Health Insurance ($)	Ayco Investment ($)	401(k) match ($)	Total ($)

Michael Osanloo	2021	4,467	720	28,664	13,000	2,500	49,351

Sherri Abruscato	2021	-	720	9,667	-	2,500	12,887

Michelle Hook	2021	-	720	25,079	13,000	2,500	41,299

Executive Employment Arrangements

Michael Osanloo

We entered into an employment agreement with Mr. Osanloo, our President and Chief Executive Officer, in 2018. The employment agreement provides for an initial employment term of three years, with an automatic one year extension, provided that neither party shall give non-renewal notice. Under the employment agreement, Mr. Osanloo received an annual base salary of $750,000, and is eligible to earn an annual cash bonus award with a target Annual Bonus of 100% of the actual amount of Base Salary paid during such fiscal year, up to a maximum of 150% of such Base Salary, based upon the achievement of annual performance targets relating to the fiscal year of the Company established by the Board. Mr. Osanloo is also eligible to participate in the Company’s incentive equity plan as determined by the Board, in its sole discretion, subject to the terms and conditions of such plan and any applicable award agreement

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EXECUTIVE OFFICERS & EXECUTIVE COMPENSATION

Sherri Abruscato

We entered into an employment agreement with Ms. Abruscato, our Chief Development Officer, in 2014. The employment agreement provides for an initial employment term of three years, with an automatic one year extension, provided that neither party shall give non-renewal notice. Under the employment agreement, Ms. Abruscato received an annual base salary of $325,000, and is eligible to earn an annual cash bonus award with a target Annual Bonus of 50% of the actual amount of Base Salary paid during such fiscal year, based upon the achievement of annual performance targets relating to the fiscal year of the Company established by the Board, in consultation with the CEO.

On April 14, 2022, Ms. Abruscato informed the Company that she has decided to retire after 44 years of service to the Company. In connection with her retirement and in recognition of her service to the Company, the Board of Directors determined to provide Ms. Abruscato with (i) a prorated cash incentive payment for 2022, (ii) option awards granted under the Company’s 2014 Equity Incentive Plan will remain outstanding and exercisable in accordance with their terms until August 1, 2024, (iii) restricted stock unit awards granted under the Company’s 2021 Plan scheduled to vest on October 21, 2022 will vest and settle and (iv) continued health coverage through the end of 2022. The effective date of Ms. Abruscato’s retirement is expected to be July 31, 2022.

Michelle Hook

We entered into an offer letter with Ms. Hook (the “Hook Offer Letter”) on November 16, 2020. The Hook Offer Letter provides for at-will employment. The Hook Offer Letter further provides for a base salary of $350,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary commencing in 2021. The Hook Offer Letter further provides that Ms. Hook is eligible to participate in the Company’s incentive equity plan. Pursuant to the Hook Offer Letter, Ms. Hook received a sign-on bonus of $115,000, which is subject to full or partial repayment upon certain terminations of employment prior to the second anniversary of the employment start date.

Components of Compensation

Base Salary

We pay base salaries to provide executives with a secure, fixed base of cash compensation in recognition of individual responsibilities and job performance. Current salaries are based on market conditions and experience of the executive. Annual salary increases are based on personal performance and accomplishments, with discretion for final approval residing with the Compensation Committee. As of December 26, 2021, the base salaries for our NEOs were as follows: Mr. Osanloo: $795,675; Ms. Abruscato: $387,229; and Ms. Hook $425,000.

We consider annual merit-based salary increases based on a comparative analysis of base salaries for similar positions among the market data set provided by our independent compensation consultant and upon approval from the Compensation Committee. Upon market data review in partnership with our independent compensation consultant, Ms. Hook received a $25,000 base salary increase effective June 28, 2021 and a $50,000 base salary increase effective November 1, 2021 to recognize Ms. Hook’s experience and performance.

Bonus

In connection with our IPO, each option holder received a cash bonus in respect of his or her options (whether vested or unvested). The amounts included for NEOs for Fiscal 2021 represent this payment.

The amounts included for NEOs for Fiscal 2020 represent a 10% discretionary bonus payment in recognition of the performance of the Company throughout the COVID-19 pandemic.

Nonequity Incentive Plan Pay

In Fiscal 2021, we awarded performance-based annual cash incentive opportunities to each of our NEOs under the Executive Discretionary Bonus Plan (the “2021 Bonus Program”), which is a key component of our total rewards philosophy. The 2021 Bonus Program was designed to motivate and drive executives to achieve company results by

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EXECUTIVE OFFICERS & EXECUTIVE COMPENSATION

linking performance-based annual cash incentives, up to a pre-established maximum amount, to the achievement of specified performance targets. We believe that the executive discretionary bonus plan encourages, reinforces and rewards delivery of stockholder value by linking annual cash awards with the achievement of quantifiable performance measures.

For Fiscal 2021, performance under the 2021 Bonus Program, payable in March 2022, was measured based on the Company’s growth in Adjusted EBITDA. The target payment amounts for our NEOs were as follows: 100% of base salary for Mr. Osanloo; 50% of base salary for Ms. Abruscato; and 50% of base salary for Ms. Hook. Ms. Hook’s cash incentive was prorated based on her adjustments in base salary. Based on an internal Adjusted EBITDA 10% growth target set at the beginning of Fiscal 2021, the Company exceeded its plan. The Compensation Committee approved a 128% calculated cash incentive payment. Based on growth in internal Adjusted EBITDA in Fiscal 2020, our Compensation Committee approved an 87% cash incentive payment, plus an additional 10% discretionary bonus payment as described above under “Bonus.”

Equity Compensation

We believe that long-term equity-based compensation provides direct alignment between the interest of our executives and stockholders and helps to ensure long-term retention of key executive talent. To balance incentives to achieve both short-term and long-term success, upon hire or promotion our executive officers receive equity award grants. Prior to the IPO, equity was awarded under the 2014 Equity Incentive Plan (the “2014 Plan”), and following the IPO, equity awards are made under our 2021 Equity Incentive Plan (the “2021 Plan”), which is further described below. Prior to the IPO, we awarded unit option grants that were equally divided between (i) options subject to time-based vesting, and (ii) options subject to both time-based and performance based vesting. The time-based vesting options vest in general, in equal annual installments over a 5-year period and have a ten-year term from the date of the grant. The options subject to both time-based and performance-based vesting have a ten-year term from the date of the grant and vest, in general, in equal annual installments over a 5-year period from the date of grant, subject to acceleration in the event of a sale transaction, and have a performance condition that is satisfied upon achievement of a specified internal rate of return and a minimum multiple of invested capital. In connection with the IPO, the performance condition was waived and all such options became subject to time-based vesting. As a result of the waiver and resultant modification, we recognized non-cash compensation expense for our NEOs. As further described below, all outstanding awards under the 2014 Plan were assumed by the 2021 Plan in connection with the IPO and no further awards will be granted under such plan.

In connection with the IPO, each option under the 2014 Plan that was outstanding, whether vested or unvested at such time, was substituted for an option to purchase a number of shares of Class A common stock. Each option holder received a payment in respect of his or her options (whether vested or unvested), as described above under “Bonus.” Following the IPO, no further options will be granted under the 2014 Plan. Additionally, in connection with the IPO, we granted to our executive officers, including our NEOs, RSUs and options as described below under “IPO Equity Awards.”

IPO Equity Awards

In connection with the IPO, we granted 882,875 RSUs under the 2021 Plan to certain team members and directors, including our named executive officers. With respect to our NEOs, the number of shares subject to such awards was determined by dividing $3,938,000 (in the case of Mr. Osanloo), $264,000 (in the case of Ms. Abruscato) and $1,500,000 (in the case of Ms. Hook) by the IPO price (rounded down to the nearest whole share). The RSUs will vest one-third (1/3rd) on each of the first three (3) anniversaries of the date of grant subject to continued service on such date.

In connection with the IPO, we granted 1,794,195 performance-based stock options to purchase an equal number of shares of our Class A common stock (“Options”) under the 2021 Plan to certain executives. With respect to our NEOs, the number of shares subject to such Options was based on an option pricing model value of $7,302,000 (in the case of Mr. Osanloo), $416,000 (in the case of Ms. Abruscato) and $2,000,000 (in the case of Ms. Hook). The Options have an exercise price equal to the IPO price of $20.00. The Options will be eligible to vest in three (3) tranches based on stock performance conditions.

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EXECUTIVE OFFICERS & EXECUTIVE COMPENSATION

2021 Equity Incentive Plan

In connection with the IPO, we adopted a new equity incentive plan, the 2021 Plan. The 2021 Plan provides flexibility to motivate, attract and retain our team members, officers, and directors, and other service providers who are expected to make significant contributions to our success and allow participants to share in such success. The purpose of the 2021 Plan is to align the interests of eligible participants with our stockholders by providing incentive compensation tied to the Company’s performance. The intent of the 2021 Plan is to advance the Company’s interests and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of our business is largely dependent.

Under the 2021 Plan, we may grant stock options (both incentive and non-qualified), stock appreciation rights (“SARs”), restricted stock awards, RSUs and stock-based awards to our team members, officers, non-employee directors or any natural person who is a consultant or other personal service provider to the Company or any of its subsidiaries or affiliates. All awards granted to participants under the 2021 Plan are represented by an award agreement.

As of April 25, 2022, approximately 4.5 million shares of Class A common stock are available for awards under the 2021 Plan.

The share reserve will be reduced by one share for each share subject to an award, other than shares issued pursuant to options granted under the 2014 Plan. If any award granted under the 2021 Plan (excluding, for the avoidance of doubt, any options granted under the 2014 Plan that are assumed under the 2021 Plan) is cancelled, expired, forfeited, or surrendered without consideration or otherwise terminated without delivery of the shares to the participant, then such unissued shares will be returned to the 2021 Plan and be available for future awards under the 2021 Plan.

Additionally, shares that are withheld from any award in payment of the exercise, base or purchase price or taxes related to such an award, not issued or delivered as a result of the net settlement of any award, or repurchased by the company on the open market with the proceeds of a stock option will be deemed to have been delivered under the Plan and will not be returned to the 2021 Plan nor be available for future awards under the 2021 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding award shall not count against the share reserve.

The 2021 Plan is currently administered by our Compensation Committee, which solely consists of independent directors under applicable Nasdaq rules, as appointed by the Board from time to time. Equity awards granted under the 2021 Plan to our directors and officers who are subject to Rule 16b-3 promulgated under the Exchange Act may be granted by the full Board or by a sub-committee of two or more “non-employee directors” as defined under such Rule as delegated by the Compensation Committee in order to ensure their exemption under Rule 16b-3, as permitted under the 2021 Plan and under applicable law.

Executive Nonqualified Excess Plan

Portillo’s approved the Executive Nonqualified Excess Plan in February 2016 to provide a means by which certain management team members may elect to defer receipt of current compensation to provide for retirement, and also have access to Ayco Personal Financial Management to provide certain investment advice and services as well as tax return preparation. This plan is an unfunded nonqualified deferred compensation plan, in compliance with Section 409A of the Internal Revenue Code. This plan includes certain Qualifying Distribution Events, including separation from service and change in control provisions, with payment in accordance with the elections made by the participant. A participant is fully vested in the portion of his or her deferred amounts and the income, gains and losses attributable thereto. In Fiscal 2021, Ms. Abruscato took advantage of this perquisite and Mr. Osanloo and Ms. Hook took advantage of the personal financial management perquisite.

401(k) Plan

We maintain a tax-qualified 401(k) retirement plan that provides eligible team members with an opportunity to save for retirement on a tax-advantaged basis. The 401(k) plan also permits us to make discretionary contributions to the 401(k) plan for the benefit of certain eligible participants. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the team members until distributed from the 401(k) plan, and all contributions are deductible by us when made. The 401(k) plan also permits contributions to be made on a post-tax basis for those team members participating in the Roth 401(k) plan component.

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Other Benefits and Perquisites

Our NEOs participate in the same 401(k) retirement plan as the rest of our team members.

Our NEOs participate in the same medical benefit plans generally available to our management team members. These benefit plans include health insurance, dental and vision coverage, life insurance and disability coverage. The NEOs receive the same coverage as the rest of our management team members, as well as full coverage of the premium-equivalent. The NEOs also may elect to participate in our medical and dependent care flexible spending plan, on the same terms and conditions as other team members.

We also provide for limited perquisites such as automobiles to the extent that an executive’s job requires the use of a vehicle, and a stipend for cell phone usage. In addition, we make available to our team members, including the NEOs, the ability to dine at our restaurants a limited number of times each year for free or at a discount.

Outstanding Equity Awards at December 31, 2021

The following table sets forth certain information with respect to outstanding equity awards held by our named executive officers as of December 26, 2021:

	Option Awards					Stock Awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)(1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested ($)(2)	Market value of shares or units of stock that have not vested ($)(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units, or other rights that have not vested ($)

Michael Osanloo	1,216,746	811,164	—	5.11	10/1/2028	—	—	—	—
	—	—	963,325	20.00	10/21/2031	196,900	7,549,146	—	—

Sherri Abruscato	440,840	—	—	3.30	12/10/2024	—	—	—	—
	110,210			5.45	12/10/2024	—	—	—	—
	—	—	54,881	20.00	10/21/2031	13,200	506,088	—	—

Michelle Hook	24,335	97,339	—	5.77	3/2/2031	—	—	—	—

	—	—	263,852	20.00	10/21/2031	75,000	2,875,500	—	—

(1)	Represents unvested performance-based stock options outstanding as of Fiscal 2021, awarded in connection with the IPO, subject to stock performance conditions. See “IPO Equity Awards” above.

(2)	Represents unvested RSUs awarded in connection with the IPO. See “IPO Equity Awards” above.

(3)	Value calculated based on $38.34, the closing stock price on December 23, 2021, the last trading day of Fiscal 2021.

27

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been appointed by the Audit Committee, which is composed entirely of independent Directors, to be the independent registered public accounting firm for us for the fiscal year ending December 25, 2022. Deloitte & Touche LLP was our independent registered public accounting firm for Fiscal 2021. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting and to have an opportunity to make a statement if they desire to do so. The Deloitte & Touche LLP representative is also expected to be available to respond to appropriate questions at the meeting.

The Audit Committee has the sole authority to appoint, subject to stockholder ratification, or replace the independent registered public accounting firm, which reports directly to the Audit Committee, and is directly responsible for the compensation and oversight of the independent registered public accounting firm. On April 13, 2022, the Audit Committee appointed Deloitte and Touche LLP as our independent auditor for the fiscal year ending December 25, 2022.

Oversight of Independent Registered Public Accounting Firm

In the Audit Committee’s oversight of the independent registered public accounting firm and its determination of whether to reappoint the independent registered public accounting firm, our Audit Committee:

•

Conducts an annual assessment of the independent registered public accounting firm’s performance, qualifications and independence, taking into account the opinions of management and the internal auditor;

•	Reviews, in advance, all non-audit services provided by the independent registered public accounting firm, specifically with regard to the effect on the firm’s independence;

•	Considers the independent registered public accounting firm’s familiarity with our operations, businesses, accounting policies and practices and internal control over financial reporting;

•	Conducts regular executive sessions with the independent registered public accounting firm;

•	Conducts private and individual executive sessions with Chief Executive Officer, Chief Financial Officer, or General Counsel at each in-person Committee meeting;

•	Reviews candidates for the lead engagement partner in conjunction with the mandated rotation of the public accountants’ lead engagement partner;

•	Reviews recent reports from the Public Company Accounting Oversight Board and other professional or governmental authorities on the independent registered public accounting firm; and

•

Obtains and reviews a report from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and our company annually to assess the independence of the independent registered public accounting firm.

Voting Requirement

The affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote thereon is required for the adoption of this proposal.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE TOUCHE LLP AS PORTILLO’S INC. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees billed to the Company for the fiscal years ended December 26, 2021 and December 27, 2020 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche LLP and their related entities (collectively, “Deloitte”) were approximately (in thousands):

	2021 ($)	2020 ($)

Audit fees(1)	2,710	478

Audit-related fees(2)	2	2

Tax fees(3)	1,462	105

All other fees	-	-
Total	4,174	585

(1)

These are fees for professional services performed by Deloitte for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	These are fees related to accounting research database subscription services.

(3)

These are fees for professional services performed by Deloitte with respect to tax compliance, tax advice and tax planning. Fees incurred principally relate to review of tax returns, preparation of tax returns or supporting documentation and consultation with regard to various tax planning issues.

All such services and fees provided by our independent registered public accounting firm during Fiscal 2021 and Fiscal 2020 were pre-approved by the Audit Committee.

Auditor Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s charter provides that the Audit Committee, or the chair of the Audit Committee, must pre-approve any audit or non-audit service provided to us by Deloitte, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. All such services and fees provided by our independent registered public accounting firm during Fiscal 2021 and Fiscal 2020 were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee is governed by a written charter, which may be found in the “Governance” section of Portillo’s website located at https://investors.portillos.com/corporate-governance/governance-overview. The charter was adopted by the Company’s Board of Directors and is reviewed annually by the Audit Committee.

The Audit Committee is responsible for overseeing the quality and integrity of the Company’s accounting, auditing, financial reporting and internal control practices. The Audit Committee is responsible for, in addition to other activities, the appointment, retention and compensation of the Company’s independent registered public accounting firm. The Audit Committee has a policy with respect to the pre-approval of non-audit services.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process.

Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. The Audit Committee (i) reviewed and discussed with management the Company’s audited consolidated financial statements as of December 26, 2021 and for the year then ended; (ii) discussed with Deloitte the matters required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communication with Audit Committees, and matters required by applicable requirements of the PCAOB and SEC; (iii) received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee regarding independence and discussed with Deloitte their independence; and (iv) considered whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining Deloitte’s independence.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Beginning from the date of the Company’s IPO on October 21, 2021, the audit committee met three times in 2021 and 2022 to discuss the 2021 quarterly and full-year financial results and related disclosures. The Audit Committee also met in separate executive sessions with Deloitte, the Chief Financial Officer and other members of management as needed.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements for the fiscal year ended December 26, 2021 be included in the Annual Report on Form 10-K.

Audit Committee:

Ann Bordelon, Chairperson

Michael A. Miles, Jr.

Noah Glass

The Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference.

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PROPOSAL 3 — APPROVAL OF THE PORTILLO’S EMPLOYEE STOCK PURCHASE PROGRAM (“ESPP”)

INTRODUCTION

On April 14, 2022, the Board approved the Portillo’s, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to approval by our shareholders. This new plan provides our eligible employees, as well as those of our participating subsidiaries, with an opportunity to purchase shares of our common stock at a discount based on their accumulated payroll deductions for the relevant purchase period.

The following discussion and summary of the ESPP as proposed to be adopted is qualified in its entirety by reference to the actual text of the plan document. A copy of the ESPP is attached as Appendix A to this proxy statement.

CERTAIN FEATURES OF THE ESPP

•

Options: At the beginning of each offering period, participating employees are granted options to purchase Portillo’s common stock at the end of the offering period based on payroll deductions accumulated during the purchase period.

•

Eligible Participants: Only eligible employees of Portillo’s or a participating subsidiary will be eligible to be granted options under the ESPP and, in no event may a participant be granted an option under the ESPP following his or her termination date.

•

Shares Authorized: Subject to adjustment upon changes in capitalization of Portillo’s as provided in the ESPP, the number of shares of Portillo’s common stock that will be available for issuance under the ESPP will be 250,000 shares.

•

Purchase Price of Shares: The purchase price per share is equal to the lesser of (i) 95% of the fair market value of a share on the grant date or (ii) 95% of the fair market value of a share on the exercise date for such offering period; provided, however, that the Board may determine a different per share purchase price provided that such per share purchase price is communicated to participants prior to the beginning of the offering period and provided that in no event will such per share purchase price be less than the lesser of (i) 85% of the fair market value of a share on the grant date or (ii) 85% of the fair market value of a share on the exercise date.

KEY TERMS OF THE ESPP

Purpose

The purpose of the ESPP is to provide eligible employees of Portillo’s and participating subsidiaries with a convenient means of acquiring an equity interest in Portillo’s through payroll deductions or other contributions in order to enhance such employees’ sense of participation in the affairs of Portillo’s, providing for increased retention of employees of Portillo’s, and providing incentives to exert maximum efforts for the success of Portillo’s. The ESPP includes two components: (i) a component intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “423 Component”), the provisions of which will be construed so as to extend and limit participation in a uniform and nondiscriminatory manner consistent with the requirements of Section 423 of the Internal Revenue Code; and (ii) a component that does not qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue (the “Non-423 Component”), under which options will be granted pursuant to rules, procedures or sub-plans adopted by the Board designed to achieve tax, securities laws or other objectives for eligible service providers of Portillo’s and its participating subsidiaries. Except as otherwise provided in the ESPP, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

Administration

The ESPP will be administered by the Board, unless the Board delegates the administration of the Plan to a Committee. The Board has the discretionary authority to do everything necessary and appropriate to administer the ESPP, including, without limitation, interpreting the provisions of the ESPP. All actions, decisions and determinations of, and interpretations by the Board with respect to the ESPP will be final and binding upon all participants.

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PROPOSAL 3 — APPROVAL OF THE PORTILLO’S EMPLOYEE STOCK PURCHASE PROGRAM (“ESPP”)

Shares Reserved

If the ESPP is approved by shareholders, the number of shares reserved for issuance under the ESPP will be equal to 250,000 shares, subject to the adjustment provisions included in the ESPP for stock splits, stock dividends and other changes in Portillo’s capital stock.

Corporate Transactions

In the event of a proposed sale of all or substantially all of the assets of Portillo’s, or the merger of Portillo’s with or into another corporation in which Portillo’s is not the surviving entity, each outstanding option under the ESPP will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding options and return to each participant the payroll deductions and other contributions credited to such participant’s purchase account or to provide for the offering period in progress to end on a date prior to the consummation of such sale or merger. In the event of the proposed dissolution or liquidation of Portillo’s, any offering period then in progress would terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the Board may either provide for the purchase of shares as of the date on which such offering period terminates or return to each participant the payroll deductions credited to such participant’s purchase account.

Participation

Only employees of Portillo’s or a participating subsidiary are eligible to be granted options under the ESPP and, in no event may a participant be granted an option under the ESPP following his or her termination date. In addition, no employee may participate in an offering period if the employee owns 5% or more of the total combined voting power or value of our stock or the stock of any of our subsidiaries. An employee will be eligible to participate on the first enrollment date that occurs at 12 months (or such other time determined by the Board) after such employee’s first date of employment with Portillo’s or a participating subsidiary; provided, that such employee properly completes the enrollment process by the deadline prescribed by Portillo’s.

As of April 12, 2022, 1,518 employees would have been eligible to participate in the ESPP had the ESPP been in operation on such date.

Payroll Deductions

A participant may elect to have payroll deductions made during a purchase period equal to no less than 1% of the participant’s eligible compensation and up to a maximum of 15%. All payroll deductions made by a participant will be credited to his or her purchase account.

The Board may allow participants to make other contributions under the ESPP via cash, check, or other means instead of payroll deductions if payroll deductions are not permitted under applicable local law and, for any offering period under the 423 Component, the Board determines that such other contributions are permissible under Section 423 of the Internal Revenue Code. Unless otherwise determined by the Board prior to the beginning of an offering period, no participant may purchase more than $25,000 worth of shares of common stock during any calendar year.

Purchase Price of Shares

The purchase price per share is equal to the lesser of (i) 95% of the fair market value of a share on the grant date and (ii) 95% of the fair market value of a share on the exercise date for such offering period; provided, however, that the Board may determine a different per share purchase price provided that such per share purchase price is communicated to participants prior to the beginning of the offering period and provided that in no event will such per share purchase price be less than the lesser of (i) 85% of the fair market value of a share on the grant date and (ii) 85% of the fair market value of a share on the exercise date. If the fair market value of a share of common stock on the first day of the current offering period in which a participant is enrolled is higher than the fair market value of a share of common stock on the first day of any subsequent offering period, Portillo’s may establish procedures to automatically enroll such participant in the subsequent offering period and any funds accumulated in a participant’s account prior to the first day of such subsequent offering period will be applied to the purchase of shares on the exercise date immediately prior to the first day of such subsequent offering period.

32	2022 Proxy Statement

PROPOSAL 3 — APPROVAL OF THE PORTILLO’S EMPLOYEE STOCK PURCHASE PROGRAM (“ESPP”)

Offering Periods

Offering periods will be such periods designated by the Board; provided that in no event will an offering period exceed twenty-seven (27) months.

Purchase Periods

Purchase periods are periods designated by the Board during which payroll deductions or other contributions of the participants are accumulated under the ESPP. A purchase period may coincide with an entire offering period or there may be multiple purchase periods within an offering period, as determined by the Board prior to the commencement of the applicable offering period.

Assignability of Options

Neither payroll deductions credited to a participant’s purchase account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the participant.

Termination of Employment

On the termination date of a participant for any reason prior to the applicable exercise date, whether voluntary or involuntary, and including termination of employment due to retirement, death or as a result of liquidation, dissolution, sale, merger or a similar event affecting Portillo’s or a participating subsidiary, the corresponding payroll deductions and other accumulated contributions credited to his or her purchase account will be returned to him or her or, in the case of the participant’s death, to the participant’s designated beneficiaries or estate, and his or her option will be automatically terminated.

Amendments and Termination

Subject to any requirement for shareholder approval under applicable law, the Board may at any time and for any reason amend, modify, suspend, discontinue or terminate the ESPP without notice; provided that no participant’s existing rights in respect of existing options are adversely affected thereby. Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board will be entitled to change the purchase price, offering periods, limit or increase the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in an amount less than or greater than the amount designated by a participant in order to adjust for delays or mistakes in Portillo’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Board determines in its sole discretion to be advisable which are consistent with the ESPP.

U.S. Tax Consequences under the ESPP

The following is a brief summary of some of the federal income tax consequences of certain transactions under the ESPP based on federal income tax laws in effect as of the date of this proxy statement. This summary is not intended to be complete and does not describe federal taxes other than income taxes, or any state, local or foreign tax consequences. It is not intended as tax guidance to participants in the ESPP. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that income tax laws and regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

423 Component. In general, the ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under Section 423 of the Internal Revenue Code, an eligible employee who elects to participate in the ESPP will not recognize any taxable income and Portillo’s will not be entitled to a deduction at the time shares of Portillo’s common stock are purchased for the employee under the ESPP. If an employee disposes of the Portillo’s common stock purchased under the ESPP within two years after the grant date (i.e., the first day of the

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PROPOSAL 3 — APPROVAL OF THE PORTILLO’S EMPLOYEE STOCK PURCHASE PROGRAM (“ESPP”)

offering period) or one year after the purchase date if later, the employee will recognize compensation taxable as ordinary income, and Portillo’s (or the employing subsidiary) will generally be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the Portillo’s common stock on the purchase date over the purchase price. The employee’s cost basis in the shares will be increased by the amount of ordinary income recognized by the employee, and the employee will recognize capital gain or loss equal to the difference between the price at which the shares are later sold (or otherwise disposed) and the cost basis for the shares, as so increased. Portillo’s will not be entitled to any deduction with respect to the amount recognized by such participant as capital gain.

If an employee does not dispose of the Portillo’s common stock purchased under the ESPP until after the holding period described above, the employee will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the excess of the fair market value of the purchased shares at the time of disposition over the purchase price paid on the exercise date, or (ii) the excess of the fair market value of the purchased share on the first day of the exercise period over the purchase price for the purchased shares paid on the exercise date. The employee’s cost basis in the shares will be increased by the amount of ordinary income recognized by the employee. The portion of the gain that is in excess of the amount recognized as ordinary income, if any, is taxed as long-term capital gain. If the shares are sold (or otherwise disposed) at a price below the purchase price under the ESPP, the loss will be treated as long-term capital loss. Portillo’s will not be entitled to any deduction with respect to a disposition of shares occurring under these circumstances.

Non-423 Component. With respect to the Non-423 Component of the ESPP, to the extent a participant is subject to U.S. federal income tax, the amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price is taxed as ordinary income at the time of such purchase and is subject to tax withholding. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. Portillo’s will generally be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant.

New Plan Benefits

The benefits that might be received by participating employees under the ESPP cannot be determined because the benefits depend upon the degree of participation by employees and the trading price of Portillo’s common stock in future offering periods.

Voting Requirement

The affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote thereon is required for the adoption of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PORTILLO’S INC. EMPLOYEE STOCK PURCHASE PLAN.

34	2022 Proxy Statement

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership of our Class A common stock as of April 25, 2022 (except as otherwise stated) by the following:

•	Each person known to us to own beneficially more than 5% of our outstanding common stock;

•	Each of the directors and named executive offers individually; and

•	All directors and officers as a group.

The following table assumes that the certain holders of limited liability company units in PHD Group Holdings LLC, our operating company (“LLC Units”), redeem or exchange all of their LLC Units and shares of Class B common stock for newly issued shares of our Class A common stock on a one-for-one basis. In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of April 25, 2022. In computing the number of shares of our Class A common stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of our Class A common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 25, 2022. However, we did not deem these shares of our Class A common stock outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is: c/o Portillo’s Inc., 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

	Shares of Class A Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Number of Shares	Percentage of Outstanding Class A Common Stock

5% stockholders

Funds managed by Berkshire(1)	45,554,689	63.69%

Select Equity Group, L.P.(2)	3,771,957	5.27%

The Vanguard Group(3)	1,820,986	2.55%

Named executive officers and directors:

Michael Osanloo	1,510,646	2.11%

Sherri Abruscato	551,050	*

Michelle Hook	24,335	*

Michael A. Miles, Jr.	847,455	1.18%

Ann Bordelon	41,647	*

Noah Glass(4)	82,953	*

Paulette Dodson	-	*

Gerard J. Hart(5)	109,714	*

Richard K. Lubin(6)	-	-

Joshua A. Lutzker(6)	-	-

All directors and executive officers as a group (15 persons):	3,812,268	5.33%

*	Less than 1%

(1)

Represents (i) 12,343,204 shares of Class A common stock owned by Berkshire Fund VIII-A, L.P. (“Berkshire Fund VIII-A”), (ii) 29,706,279 shares of Class A common stock issuable to Berkshire Fund VIII, L.P. (“Berkshire Fund VIII”) in respect of an equal number of LLC Units owned by Berkshire Fund VII, (iii) 816,386 shares of Class A common stock issuable to Berkshire Investors III LLC (“Berkshire Investors III”) in respect of an equal number of LLC Units owned by Berkshire Investors III, and (iv) 2,688,820

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

shares of Class A common stock issuable to Berkshire Investors IV LLC (“Berkshire Investors IV” and together with Berkshire Fund VIII-A, Berkshire Fund VIII, Berkshire Investors III, the “Berkshire Entities”) in respect of an equal number of LLC Units owned by Berkshire Investors IV. Eighth Berkshire Associates LLC, a Delaware limited liability company (“8BA”), is the general partner of Berkshire Fund VIII-A and Berkshire Fund VIII. The managing members of 8BA are Samantha Adams, Michael C. Ascione, Matthew J. Berner, David C. Bordeau, Kenneth S. Bring, Kevin T. Callaghan, Matthew B. Gooch, Blake L. Gottesman, Christopher J. Hadley, Lawrence S. Hamelsky, Saad Hasan, Sharlyn C. Heslam, Elizabeth L. Hoffman, Justin G. Hupp, Matthew A. Janchar, Joshua B. Johnson, Ross M. Jones, Benjamin D. Levy, Joshua A. Lutzker, Jonathan J. Meyer, Jonathan D. Nuger, Nii Amaah K. Ofosu-Amaah, Greg Pappas, Marni F. Payne, Anil Seetharam, Raleigh A. Shoemaker, Robert J. Small, Samuel W. Spirn, Terry H. Thompson and Edward J. Whelan, Jr. (the “Berkshire Principals”). Mr. Lutzker is a director of the Company. The Berkshire Principals are also the managing members of Berkshire Investors III and Berkshire Investors IV. Berkshire Fund VIII, Berkshire Fund VIII-A, Berkshire Investors III and Berkshire Investors IV often make acquisitions in, and dispose of, securities of an issuer on the same terms and conditions and at the same time. Berkshire Partners LLC, a Massachusetts limited liability company (“Berkshire Partners”), is the investment advisor to Berkshire Fund VIII and Berkshire Fund VIII-A (collectively, the “Funds”). The Berkshire Principals make investment and voting decisions for the Funds by majority vote. Berkshire Partners, the Funds, Berkshire Investors III, Berkshire Investors IV and 8BA may be deemed to constitute a “group” for purposes of Section 13(d) of the Exchange Act, although they do not admit to being part of a group, nor have they agreed to act as part of a group. The address of all the entities and the managing members mentioned above is 200 Clarendon Street, 35th Floor, Boston, Massachusetts 02116-5021.

(2)

According to a Schedule 13G filed on February 14, 2022, Select Equity Group, L.P., a Delaware limited partnership (“Select LP”), SEG Partners II, L.P., a Delaware limited partnership (“SEG Partners II”), and George S. Loening, a United States citizen (“Loening”), who is the majority owner of Select LP and managing member of its general partner, and the managing member of SEG Partners II’s general partner, share voting control and investment discretion over part or all of the interests shown as follows: (i) Select LP shares voting and investment discretion over 3,771,957 shares, (ii) SEG Partners II shares voting and investment discretion over 2,266,552 shares and (iii) Loening shares voting and investment discretion over 3,771,957 shares. The business address of each Select LP, SEG Partners II and Loening is 380 Lafayette Street, 6th Floor, New York, New York 10003.

(3)

According to a Schedule 13G filed on February 10, 2022, The Vanguard Group, shares voting control and investment discretion as follows: shared voting power over 32,441 shares, sole dispositive power over 1,781,310 shares, and shared dispositive power over 39,676 shares. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)	Represents shares owned by the Glass Family Trust dated December 29, 2016.

(5)	Represents shares held by PENSCO Trust Company LLC, on behalf of and as custodian for the Gerard J. Hart IRA.

(6)

Excludes shares of Class A common stock and Class B common Stock held by the Berkshire Entities, as disclosed in footnote (1) above, in which Mr. Miles, Mr. Lubin and Mr. Lutzker have a pecuniary interest. Mr. Lubin and Mr. Lutzker disclaim beneficial ownership of the securities held by the Berkshire Entities except to the extent of their respective pecuniary interests therein.

EQUITY COMPENSATION PLANS

The following table provides information about our compensation plans under which our Class A common stock is authorized for issuance, as of December 26, 2021:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans

Equity compensation plans approved by security holders	8,220,236	$7.90	5,344,678

(1)	Represents shares under the 2021 Plan, including 6,426,041 shares assumed from the 2014 Plan.

36	2022 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement captioned “Executive Compensation.”

Related Party Transaction Policy

We have adopted a formal, written policy that our executive officers, directors (including director nominees), holders of more than 5% of any class of our voting securities and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior approval or, in the case of pending or ongoing related party transactions, ratification of our audit committee. For purposes of our policy, a related party transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related party had, has or will have a direct or indirect material interest.

In reviewing proposed related party transactions, the Audit Committee will only approve or ratify related party transactions that are in, or not inconsistent with, the best interests of us and our Stockholders.

The transactions described below were consummated prior to our adoption of the formal, written policy described above, and therefore the foregoing policies and procedures were not followed with respect to the transactions. However, we believe that the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Stock Subscription

We previously issued 1,449,275 LLC Units to our Chief Executive Officer and President for a stock subscription receivable of $1.0 million. As of December 26, 2021 and December 27, 2020, the Company had $0.0 million and $0.5 million recorded as subscription receivable, respectively. On August 13, 2021, the remaining stock subscription receivable of $0.2 million was fully repaid.

The table below sets forth the consideration in LLC Units and Class B common stock received by our directors, officers and 5% equity holders in the Transactions:

Name	Class B Common Stock and LLC Units Issued in the Transactions

Funds managed by Berkshire	33,211,485

Michael Osanloo	293,900

Michael A. Miles, Jr.	293,900

Ann Bordelon	17,789

Noah Glass	23,309

Gerard J. Hart	50,072

Amended Portillo’s OpCo Agreement

In connection with the Transactions, Portillo’s Inc., Portillo’s OpCo and each of the pre-IPO LLC Members entered into the Amended LLC Agreement. Following the Transactions, and in accordance with the terms of the Amended LLC Agreement, we operate our business through Portillo’s OpCo. Pursuant to the terms of the Amended LLC Agreement, so long as the Continuing Pre-IPO LLC Members continue to own any LLC Units or securities redeemable or exchangeable into shares of our Class A common stock, we will not, without the prior written consent of such holders, engage in any business activity

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

other than the management and ownership of Portillo’s OpCo or own any assets other than securities of Portillo’s OpCo and/or any cash or other property or assets distributed by or otherwise received from Portillo’s OpCo, unless we determine in good faith that such actions or ownership are in the best interest of Portillo’s OpCo.

As the sole managing member of Portillo’s OpCo, we have control over all of the affairs and decision making of Portillo’s OpCo. As such, through our officers and directors, we are responsible for all operational and administrative decisions of Portillo’s OpCo and the day-to-day management of Portillo’s OpCo’s business. We will fund any dividends to our stockholders by causing Portillo’s OpCo to make distributions to the holders of LLC Units and us, subject to the limitations imposed by our debt agreements.

The holders of LLC Units will generally incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Portillo’s OpCo. The Amended LLC Agreement provides for pro rata cash distributions to the holders of LLC Units for purposes of funding their tax obligations in respect of the taxable income of Portillo’s OpCo that is allocated to them. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Portillo’s OpCo allocated to the holder of LLC Units that receives the greatest proportionate allocation of income multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation residing in New York, New York, whichever is higher. As a result of (i) potential differences in the amount of taxable income allocable to us and the other LLC Unit holders, (ii) the lower tax rate applicable to corporations than individuals and (iii) the use of an assumed tax rate in calculating Portillo’s OpCo’s distribution obligations, we may receive tax distributions significantly in excess of our tax liabilities and obligations to make payments under the Tax Receivable Agreement.

Except as otherwise determined by us, if at any time we issue a share of our Class A common stock, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in Portillo’s OpCo and Portillo’s OpCo shall issue to us one LLC Unit. Similarly, except as otherwise determined by us, (i) Portillo’s OpCo will not issue any additional LLC Units to us unless we issue or sell an equal number of shares of our Class A common stock and (ii) should Portillo’s OpCo issue any additional LLC Units to the pre-IPO LLC Members or any other person, we will issue an equal number of shares of our Class B common stock to such pre-IPO LLC Members or any other person. Conversely, if at any time any shares of our Class A common stock are redeemed, purchased or otherwise acquired by us, Portillo’s OpCo will redeem, purchase or otherwise acquire an equal number of LLC Units held by us, upon the same terms and for the same price per security, as the shares of our Class A common stock are redeemed, purchased or otherwise acquired. In addition, Portillo’s OpCo will not effect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units unless it is accompanied by a substantively identical subdivision or combination, as applicable, of each class of our common stock, and we will not effect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the LLC Units.

Under the Amended LLC Agreement, the holders of LLC Units (other than us) have the right to require Portillo’s OpCo to redeem all or a portion of their LLC Units for newly-issued shares of Class A common stock on a one-for-one basis in accordance with the terms of the Amended LLC Agreement. Upon the exercise of the redemption right, the redeeming member will surrender its LLC Units to Portillo’s OpCo for cancellation. The Amended LLC Agreement requires that we contribute shares of our Class A common stock to Portillo’s OpCo in exchange for an amount of newly-issued LLC Units in Portillo’s OpCo equal to the number of LLC Units redeemed from the holders of LLC Units. Portillo’s OpCo will then distribute the shares of our Class A common stock to such holder of an LLC Unit to complete the redemption. In the event of a redemption request by a holder of an LLC Unit, we may, at our option, effect a direct exchange of Class A common stock for LLC Units in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Units that we own equals the number of shares of Class A common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities). Shares of Class B common stock will be canceled on a one-for-one basis if we, following a redemption request of a holder of an LLC Unit, redeem or exchange LLC Units of such holder of an LLC Unit pursuant to the terms of the Amended LLC Agreement.

The Amended LLC Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to our Class A common stock is proposed by us or our stockholders and approved by our Board or is otherwise consented to or approved by our Board, the holders of LLC Units will be permitted to participate in such offer by delivery of a notice of redemption or exchange that is effective immediately prior to the consummation of such offer. In the case of any such offer proposed by us, we are obligated to

38	2022 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

use our reasonable best efforts to enable and permit the holders of LLC Units to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A common stock without discrimination. In addition, we are obligated to use our reasonable best efforts to ensure that the holders of LLC Units may participate in each such offer without being required to redeem or exchange LLC Units.

The Amended LLC Agreement provides that, except for transfers to us as provided above or to certain permitted transferees, the LLC Units and corresponding shares of Class B common stock may not be sold, transferred or otherwise disposed of.

Subject to certain exceptions, Portillo’s OpCo will indemnify all of its members and their officers and other related parties, against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with Portillo’s OpCo’s business or affairs or the Amended LLC Agreement or any related document.

Portillo’s OpCo may be dissolved upon (i) the determination by us to dissolve Portillo’s OpCo or (ii) any other event which would cause the dissolution of Portillo’s OpCo under the Delaware Limited Liability Company Act, unless Portillo’s OpCo is continued in accordance with the Delaware Limited Liability Company Act. Upon dissolution, Portillo’s OpCo will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Portillo’s OpCo’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their vested LLC Units.

Tax Receivable Agreement

We acquired certain favorable tax attributes and a share of the existing tax basis of the assets of Portillo’s OpCo in the IPO. In addition, future redemptions or exchanges by pre-IPO LLC Members of LLC Units for shares of our Class A common stock or cash are expected to result in favorable tax attributes for us. These tax attributes would not be available to us in the absence of those transactions and are expected to reduce the amount of tax that we would otherwise be required to pay in the future.

Upon completion of the IPO, we became party to a Tax Receivable Agreement with certain of our pre-IPO LLC Members (“TRA Parties”). Under the Tax Receivable Agreement, we generally will be required to pay to the TRA Parties, in the aggregate, 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that we actually realize, or in certain circumstances are deemed to realize, as a result of (i) our allocable share of existing tax basis in depreciable or amortizable assets relating to LLC Units acquired in the IPO, (ii) certain favorable tax attributes acquired by the Company from entities treated as corporations for U.S. tax purposes that held LLC Units prior to the Transactions (“Blocker Companies”) (including net operating losses and the Blocker Companies’ allocable share of existing tax basis), (iii) increases in our allocable share of then existing tax basis in depreciable or amortizable assets, and adjustments to the tax basis of the tangible and intangible assets, of Portillo’s OpCo and its subsidiaries, as a result of (x) sales or exchanges of interests in Portillo’s OpCo in connection with the IPO and (y) future exchanges of LLC Units by pre-IPO LLC Members for Class A common stock, and (iv) certain other tax benefits related to entering into the Tax Receivable Agreement, including payments made under the Tax Receivable Agreement.

We expect that the payments we will be required to make under the Tax Receivable Agreement will be substantial. Assuming no material changes in relevant tax law and that we earn sufficient taxable income to realize all tax benefits that are subject to the Tax Receivable Agreement, we estimate that the tax savings associated with all tax attributes described above would aggregate to approximately $184.2 million as of December 26, 2021. Under this scenario, we would be required to pay the TRA Parties approximately 85% of such amount, or $156.6 million, primarily over the next 15 years, substantially declining in year 16 through year 47. The actual amounts we will be required to pay may materially differ from these amounts, because potential future tax savings that we will actually realize or be deemed to realize, and the Tax Receivable Agreement payments made by us, will be calculated based in part on the market value of our Class A common stock at the time of each exchange of an LLC Unit for a share of Class A common stock and the prevailing applicable federal tax rate (plus the assumed combined state and local tax rate) applicable to us over the life of the Tax Receivable Agreement and will depend on our generating sufficient taxable income to realize the tax benefits that are subject to the Tax Receivable Agreement. Payments under the Tax Receivable Agreement are not conditioned on our existing owners’ continued ownership of us. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual benefits we realize in respect of the tax benefits that are subject to the Tax Receivable Agreement and/or distributions to us by Portillo’s OpCo are not sufficient to permit us to make payments under the Tax Receivable Agreement after we have paid taxes.

39

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The actual tax attributes, as well as any amounts paid to the TRA Parties under the Tax Receivable Agreement, will vary depending on a number of factors, including:

•

the timing of redemptions or exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Portillo’s OpCo at the time of each redemption or exchange. In addition, the increase in Portillo’s Inc.’s allocable share of existing tax basis acquired upon the future exchange of LLC Units for shares of Class A common stock will vary depending on the amount of remaining existing tax basis at the time of such redemption or exchange;

•

the price of shares of our Class A common stock at the time of the redemption or exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of Portillo’s OpCo, is directly proportional to the price of shares of our Class A common stock at the time of the redemption or exchange;

•

the extent to which such redemptions or exchanges are taxable—if an exchange is not taxable for any reason, increased tax deductions as a result of the Section 754 election mentioned above will not be available to generate payments under the Tax Receivable Agreement;

•

the amount of Blocker tax attributes—the amount of applicable tax attributes of the Blocker Companies at the time of the IPO impacts the amount and timing of payments under the Tax Receivable Agreement;

•

changes in tax rates—payments under the Tax Receivable Agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted- average state and local income tax rate based on apportionment factors for the applicable period, so changes in tax rates will impact the magnitude of cash tax benefits covered by the Tax Receivable Agreement and the amount of payments under the Tax Receivable Agreement; and

•

the amount and timing of our income—Portillo’s Inc. is obligated to pay 85% of the cash tax benefits under the Tax Receivable Agreement as and when realized. If Portillo’s Inc. does not have taxable income, Portillo’s Inc. is not required (absent certain changes of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for a taxable year in which it does not have taxable income because no cash tax benefits will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in cash tax benefits that will result in payments under the Tax Receivable Agreement.

In addition, the depreciation and amortization periods that apply to the increases in tax basis, the timing and amount of any earlier payments that we may have made under the Tax Receivable Agreement and the portion of our payments under such Tax Receivable Agreement that constitute imputed interest or give rise to depreciable or amortizable tax basis are also relevant factors.

Decisions made by the Pre-IPO LLC Members in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction may accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the Tax Receivable Agreement.

Payments under the Tax Receivable Agreement will be based on the tax reporting positions we determine, and the IRS or another taxing authority may challenge all or a part of the existing tax basis, deductions, tax basis increases, net operating losses or other tax attributes subject to the Tax Receivable Agreement, and a court could sustain such challenge. Payments we will be required to make under the Tax Receivable Agreement generally will not be reduced as a result of any taxes imposed on us, Portillo’s OpCo or any direct or indirect subsidiary thereof that are attributable to a tax period (or portion thereof) ending on or before the IPO. Further, the TRA Parties will not reimburse us for any payments previously made if such tax attributes are subsequently disallowed, except that any excess payments made to a TRA Party will be netted against future payments otherwise to be made to such TRA Party under the Tax Receivable Agreement, if any, after our determination of such excess. In addition, the actual state or local tax savings we may realize may be different than the amount of such tax savings we are deemed to realize under the Tax Receivable Agreement, which will be based on an assumed combined state and local tax rate applied to our reduction in taxable income as determined for U.S. federal income tax purposes as a result of the tax attributes subject to the Tax Receivable Agreement. In both such circumstances, we could make payments to the TRA Parties that are greater than our actual cash tax savings and we may not be able to recoup those payments, which could negatively impact our liquidity. The Tax Receivable Agreement provides that (1) in the event that we breach any of our material obligations under the Tax

40	2022 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Receivable Agreement, (2) upon certain changes of control or (3) if, at any time, we elect an early termination of the Tax Receivable Agreement, our obligations under the Tax Receivable Agreement (with respect to all LLC Units, whether or not LLC Units have been exchanged or acquired before or after such transaction) would accelerate and become payable in a lump sum amount equal to the present value of the anticipated future cash tax benefits calculated based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the tax deductions, tax basis and other tax attributes subject to the Tax Receivable Agreement. The change of control provisions in the Tax Receivable Agreement may result in situations where the TRA Parties have interests that differ from or are in addition to those of our other stockholders. The present value of such anticipated future cash tax benefits are discounted at a rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR (or its successor rate) plus 100 basis points.

Finally, because we are a holding company with no operations of our own, our ability to make payments under the Tax Receivable Agreement depends on the ability of Portillo’s OpCo to make distributions to us. To the extent that we are unable to make payments under the Tax Receivable Agreement for any reason, such payments will be deferred and will accrue interest until paid. Nonpayment for a specified period, however, may constitute a breach of a material obligation under the Tax Receivable Agreement and therefore accelerate payments due under the Tax Receivable Agreement (unless, generally, such nonpayment is due to a lack of sufficient funds), which could negatively impact our results of operations and could also affect our liquidity in periods in which such payments are made.

Registration Rights Agreement

In connection with the IPO, we entered into a registration rights agreement with Berkshire and certain of our other stockholders. This agreement will provide Berkshire, and their permitted transferees, with “demand” registrations, which will require us to register shares of our common stock under the Securities Act. Each of our stockholders that is a party to the registration rights agreement will also be entitled to customary “piggyback” registration rights and entitled to participate on a pro rata basis in any registration of our common stock under the Securities Act that we may undertake. The registration rights agreement will also require us to maintain an effective shelf registration statement with respect to shares registered pursuant to the registration rights agreement, require that we will pay certain expenses relating to such registrations and require that we indemnify the stockholders party to the registration rights agreement against certain liabilities which may arise under the Securities Act.

Repayment of Redeemable Preferred Units

Pursuant to a unit purchase agreement, dated August 1, 2014, between Portillo’s OpCo and Broad Street Principal Investments, Portillo’s OpCo issued 100,000 redeemable preferred units (the “redeemable preferred units”) in exchange for a capital contribution. In connection with the Transactions and the IPO, Portillo’s OpCo used a portion of the net proceeds from the IPO to repay the redeemable preferred units (including any redemption premium) in full.

Receivables

As of December 26, 2021, the related parties’ receivables consisted of a receivable balance due from C&O of $0.4 million, which was included in accounts receivable in the consolidated balance sheet.

Olo

Noah Glass, a member of our Board, is the founder and CEO of Mobo Systems, Inc. (also known as“Olo”), a platform Portillo’s OpCo uses in connection with its mobile ordering application and delivery.

The Company incurred the following Olo-related costs for Fiscal 2021 (in millions):

Fiscal Year Ended December 26, 2021 ($)

Cost of goods sold, excluding depreciation and amortization	633

Other operating expenses	469

Net Olo-related costs	1,102

As of December 26, 2021, there were no amounts payable to Olo.

41

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Operating Leases and Consulting Agreement

Portillo’s OpCo leases 23 real properties from entities owned and controlled by Richard Portillo. Mr. Portillo was theudit co former President, CEO, and Owner of the Company, as comprised at the date of the merger transaction in August 2014 through which the Company was acquired by funds affiliated or managed by Berkshire Partners LLC. The Company made $7.9 million in rental payments during the year ended December 26, 2021. Beginning in 2014 through July 31, 2021, Mr. Portillo served as a consultant, under an agreement with Portillo’s Holdings, LLC (the “Consulting Agreement”). Under the terms of the Consulting Agreement, $2.0 million was paid annually for various consulting services, which was included in general and administrative expenses in the statements of operations. The Consulting Agreement terminated on July 31, 2021 and has not been renewed.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary by mail c/o Corporate Secretary, Portillo’s Inc., 2002 Spring Road, Suite 400, Oak Brook, Illinois 60523 and by email at investors@portillos.com by January 9, 2023.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 22, 2023 and no later than March 24, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 22, 2023, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

Furthermore, in addition to the requirements of SEC Rule 14a-8 or our Bylaws, as applicable, as described above, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 23, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

42	2022 Proxy Statement

OTHER MATTERS

2021 Annual Report and SEC Filings

Our financial statements for the year ended December 26, 2021 are included in our Annual Report on Form 10-K. Our annual report and this proxy statement are posted on our website at www.investors.portillos.com. You may also obtain a copy of our annual report without charge by sending a written request to: Portillo’s Inc., Attn: Corporate Secretary 2001 Spring Road, Oak Brook, IL 60523. Copies of all exhibits to the annual report on Form 10-K for the fiscal year ended December 26, 2021 may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies by sending a written request to: Portillo’s Inc., Attn: Corporate Secretary 2001 Spring Road, Oak Brook, IL 60523.

***

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, our designated proxies listed in this proxy statement will have discretion to vote shares they represent in accordance with their own judgment on such matters. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed in the Notice or on the accompanying proxy card or, or if you requested to receive a printed copy of the proxy materials, by executing and returning, at your earliest convenience, the accompanying proxy card in the envelope that has also been provided.

BY ORDER OF THE BOARD OF DIRECTORS

Susan Shelton, General Counsel and Secretary

Oak Brook, Illinois

May 9, 2022

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Appendix A

PORTILLO’S INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

1.    General; Purpose.

(a) The Plan provides a means by which Eligible Employees and/or Eligible Service Providers of either the Company or a Designated Company may be given an opportunity to purchase Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees and/or Eligible Service Providers.

(b) The Company, by means of the Plan, seeks to retain and assist its Related Corporations or Affiliates in retaining the services of such Eligible Employees and Eligible Service Providers, to secure and retain the services of new Eligible Employees and Eligible Service Providers and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations and Affiliates.

(c) The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code, including without limitation, to extend and limit Plan participation in a uniform and non-discriminating basis. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Stock Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan and, with respect to the 423 Component, the requirements of an Employee Stock Purchase Plan), and the Company will designate which Designated Company is participating in each separate Offering and if any Eligible Service Providers will be eligible to participate in a separate Offering. Eligible Employees will be able to participate in the 423 Component or Non-423 Component of the Plan. Eligible Service Providers will only be able to participate in the Non-423 Component of the Plan.

2.    Administration.

(a) The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations or as Designated Non-423 Corporations, which Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, and which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii) To designate from time to time which persons will be Eligible Service Providers and which Eligible Service Providers will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iv) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(v) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(vi) To suspend or terminate the Plan at any time as provided in Section 12.

(vii) To amend the Plan at any time as provided in Section 12.

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Appendix A

(viii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company, its Related Corporations, and Affiliates and to carry out the intent that the 423 Component be treated as an Employee Stock Purchase Plan.

(ix) To adopt such rules, procedures and sub-plans relating to the operation and administration of the Plan as are necessary or appropriate under applicable local laws, regulations and procedures to permit or facilitate participation in the Plan by Employees or Eligible Service Providers who are non-U.S. nationals or employed or providing services or located or otherwise subject to the laws of a jurisdiction outside the United States. Without limiting the generality of, but consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans, which, for purposes of the Non-423 Component, may be beyond the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate in the Plan, handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock issuances, any of which may vary according to applicable requirements.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.    Stock Subject to the Plan.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments and Section 3(b), the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 250,000 shares of Common Stock. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Company on the open market.

(d) Any sub-plan adopted pursuant to Section 2(b)(ix) of the Plan shall be subject to the limits on shares of Common Stock under the Plan (inclusive of any adjustments), and shall be subject to the same share recycling provisions as the Plan (relating to purchase rights granted that terminate without having been exercised in full).

4.    Grant of Purchase Rights; Offering.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees and/or Eligible Service Providers under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering will be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the Offering Document or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

45

Appendix A

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Offering Period and Purchase Period.

5.    Eligibility.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or, solely with respect to the Non-423 Component, Employees of an Affiliate or Eligible Service Providers.

(b) The Board may provide that Employees will not be eligible to be granted Purchase Rights under the Plan if, on the Offering Date, the Employee (i) has not completed at least 12 continuous months of service since the Employee’s last hire date (or such lesser period of time as may be determined by the Board in its discretion), (ii) customarily works not more than 20 hours per (or such lesser period of time as may be determined by the Board in its discretion), (iv) is an Officer, (v) is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code, or (vi) has not satisfied such other criteria as the Board may determine consistent with Section 423 of the Code. Unless otherwise determined by the Board for any Offering Period, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee customarily works more than 20 hours per week, and has been employed by the Company, a Related Corporation, or an Affiliate, as the case may be, for at least 12 continuous months preceding such Offering Date.

(c) With respect to the 423 Component, no Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and common stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds U.S. $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e) An Eligible Service Provider will not be eligible to be granted Purchase Rights unless the Eligible Service Provider is providing bonafide services to the Company or a Designated Company on the applicable Offering Date.

(f) Notwithstanding anything set forth herein except for Section 5(e) above, the Board may establish additional eligibility requirements, or fewer eligibility requirements, for Employees and/or Eligible Service Providers with respect to Offerings made under the Non-423 Component even if such requirements are not consistent with Section 423 of the Code.

6.    Purchase Rights; Purchase Price.

(a) On each Offering Date, each Eligible Employee or Eligible Service Provider, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock (rounded down to the nearest whole share) purchasable either with a percentage or with a maximum dollar amount, as designated by the Board; provided however, that in the case of Eligible Employees, such percentage or maximum dollar amount will in either case not exceed 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering, unless otherwise provided for in an Offering.

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Appendix A

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering, and (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable on exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of (but in no event lower than the par value per share of Common Stock):

(i) an amount equal to 95% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 95% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date;

provided, however, that the Committee may determine a different purchase price per share of Common Stock (but in no event lower than the par value per share of Common Stock) so long as such per share purchase price is communicated to Participants prior to the beginning of the Offerning Period and such per share purchase price is not less than the lesser of (i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date or (ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.    Participation; Withdrawal; Termination.

(a) An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing the enrollment process defined by the Company, within the time specified by the Company, or any third party designated by the Company (each, a “Company Designee”). The enrollment process will specify the amount of Contributions, which shall not be less than 1% of such Employee’s earning (as defined by the Board in each Offering) and shall not exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable laws or regulations require that Contributions be deposited with a Company Designee or otherwise be segregated.

(b) If permitted in the Offering, a Participant may begin Contributions with the first payroll or payment date occurring on or after the Offering Date (or, in the case of a payroll date or payment date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll or payment will be included in the new Offering) or on such other date as set forth in the Offering. If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under applicable laws or regulations or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through a payment by cash, check, or wire transfer prior to a Purchase Date, in a manner directed by the Company or a Company Designee.

(c) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by completing the withdrawal process defined by the Company or a Company Designee. The Company may impose a deadline before a Purchase Date for withdrawing. On such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions without interest and such Participant’s Purchase Right in that Offering will then terminate. A Participant’s withdrawal from that Offering will have no effect on his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to re-enroll to participate in subsequent Offerings.

(d) Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Eligible Employee or Eligible Service Provider for any reason or for no reason, or (ii) is otherwise no longer eligible to participate. The Company shall have the exclusive discretion to determine when Participant is no longer actively providing services and the date of the termination of employment or service for purposes of the Plan. As soon as practicable, the Company will distribute to such individual all of his or her accumulated but unused Contributions without interest.

47

Appendix A

(e) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f) Unless otherwise specified in the Offering or required by applicable laws, the Company will have no obligation to pay interest on Contributions.

8.    Exercise of Purchase Rights.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock (rounded down to the nearest whole share), up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b) Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date in an Offering, then such remaining amount will roll over to the next Offering.

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued on such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, non-U.S. and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than three (3) months from the original Purchase Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws or regulations, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed as soon as practicable to the Participants without interest.

9.    Covenants of the Company. The Company will seek to obtain from each U.S. federal or state, non-U.S. or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights or to issue and sell Common Stock on exercise of such Purchase Rights.

10.    Designation of Beneficiary.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating any beneficiary or beneficiaries who will receive any shares of Common Stock or Contributions from the Participant’s account under the Plan if the Participant dies before such shares of Common Stock or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (on a form approved by the Company or as approved by the Company for use by a Company Designee) with the Company during the Participant’s lifetime.

(b) In the absence of a valid designation as provided in Section 10(a) above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving any shares of Common Stock or Contributions, the Participant’s beneficiary shall be the legatee or legatees designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such shares of Common Stock or Contributions in accordance with the Participant’s will or the laws of descent and distribution. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and Contributions, without interest, to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. Any transfer permitted under this Section 10 shall be for no consideration.

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11.    Capitalization Adjustments; Dissolution or Liquidation; Change in Control.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding, and conclusive.

(b) In the event of a dissolution or liquidation of the Company, the Board will shorten any Offering then in progress by setting a New Purchase Date prior to the consummation of such proposed dissolution or liquidation. The Board will notify each Participant in writing, prior to the New Purchase Date that the Purchase Date for the Participant’s Purchase Rights has been changed to the New Purchase Date and that such Purchase Rights will be automatically exercised on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7.

(c) In the event of a Change in Control, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Change in Control) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) prior to the Change in Control under the outstanding Purchase Rights (with such actual date to be determined by the Board in its sole discretion), and the Purchase Rights will terminate immediately after such purchase. The Board will notify each Participant in writing, prior to the New Purchase Date that the Purchase Date for the Participant’s Purchase Rights has been changed to the New Purchase Date and that such Purchase Rights will be automatically exercised on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7.

12.    Amendment, Termination or Suspension of the Plan.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable laws, regulations or listing requirements, including any amendment that either (i) increases the number of shares of Common Stock available for issuance under the Plan, (ii) expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable laws, regulations, or listing requirements.

(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c) Any benefits, privileges, entitlements, and obligations under any outstanding Purchase Rights granted before an amendment, suspension, or termination of the Plan will not be materially impaired by any such amendment, suspension, or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain any special tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right or the 423 Component complies with the requirements of Section 423 of the Code.

13.    Sections 409A and 457A of the Code; Tax Qualification.

(a) Purchase Rights granted under the 423 Component are intended to be exempt from the application of Section 409A of the Code. Purchase Rights granted under the Non-423 Component to U.S. taxpayers are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities will be construed and interpreted in accordance with such intent. Subject to Section 13(b) below, Purchase Rights granted to U.S. taxpayers under the Non-423 Component will be subject to such terms and conditions that will permit such

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Purchase Rights to satisfy the requirements of the short-term deferral exception or other exemption available under Section 409A of the Code, including the requirement that the shares subject to a Purchase Right be delivered within the short-term deferral period. Subject to Section 13(b) below, in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Board determines that a Purchase Right or the exercise, payment, settlement, or deferral thereof is subject to Section 409A of the Code, the Purchase Right will be granted, exercised, paid, settled, or deferred in a manner that will comply with Section 409A of the Code, including U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(b) Purchase Rights are intended to be exempt from the application of Section 457A of the Code. In the event that the Committee determines that Purchase Rights may be subject to Section 457A of the Code, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Purchase Right from the application of Section 457A, (ii) preserve the intended tax treatment of any such Purchase Right, or (iii) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant. To the extent that a Purchase Right constitutes deferred compensation subject to Section 457A, such Purchase Right will be subject to taxation in accordance with Section 457A. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 457A of the Code or any damages for failing to comply with Section 457A of the Code.

(c) Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States, or (ii) avoid adverse tax treatment (e.g., under Section 409A or Section 457A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 13(a) above. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

14.    Effective Date of Plan. The Plan will become effective on the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or, if required under Section 12(a) above, amended) by the Board.

15.    Miscellaneous Provisions.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired on exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offerings do not constitute an employment or service contract. Nothing in the Plan or in the Offerings will in any way alter the at-will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue his or her employment or service relationship with the Company, a Related Corporation, or an Affiliate, or on the part of the Company, a Related Corporation, or an Affiliate to continue the employment or service of a Participant.

(d) The provisions of the Plan will be governed by the laws of the State of Delaware.

(e) If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f) If any provision of the Plan does not comply with applicable laws or regulations, such provision will be construed in such a manner as to comply with applicable laws or regulations.

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16.    Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b) “Affiliate” means any entity, other than a Related Corporation, in which the Company has an equity or other ownership interest or that is directly or indirectly controlled by, controls, or is under common control with the Company, in all cases, as determined by the Committee.

(c) “Board” means the Board of Directors of the Company.

(d) “Capitalization Adjustment” means, with respect to the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board, a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Common Stock, subdivision of the Common Stock, a rights offering, a reorganization, amalgamation, merger, scheme of arrangement, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs.

(e) “Change in Control” means, and shall occur, if:

(i) any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years (the “Board Measurement Period”) individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii), or (iv) of this definition, or a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the Board Measurement Period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii) a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect parent of the Company or such suriving entity) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(iv) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets that has been approved by the stockholders of the Company other than (x) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale or disposition or (y) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change in Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

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Appendix A

(g) “Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of no fewer than two members of the Board who are appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

(h) “Common Stock” means the Class A common shares of the Company, par value $0.01 per share (and any shares or other securities into which such Common Stock may be converted or into which it may be exchanged).

(i) “Company” means Portillo’s Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

(j) “Contributions” means the payroll deductions or other payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already contributed the maximum permitted amount of payroll deductions and other payments during the Offering.

(k) “Designated 423 Corporation” means any Related Corporation selected by the Board as participating in the 423 Component.

(l) “Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component will not be a Related Corporation participating in the Non-423 Component.

(m) “Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.

(n) “Director” means a member of the Board.

(o) “Effective Date” means means the earlier to occur of (i) adoption by the Board and (ii) approval by the shareholders of the Company.

(p) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan. For purposes of the Plan, the employment relationship will be treated as continuing intact while the Employee is on sick leave or other leave of absence approved by the Company or a Related Corporation or Affiliate that directly employs the Employee. Where the period of leave exceeds three (3) months and the Employee’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three months and one day following the commencement of such leave.

(q) “Eligible Service Provider” means a natural person other than an Employee or Director who (i) is designated by the Committee to be an “Eligible Service Provider,” (ii) provides bonafide services to the Company or a Related Corporation, (iii) is not a U.S. taxpayer and (iv) meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such person also meets the requirements for eligibility to participate set forth in the Plan.

(r) “Employee” means any person, including an Officer or Director, who is treated as an employee in the records of the Company or a Related Corporation or Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(u) “Fair Market Value” means, as applied to a specific date, the price of a share of Common Stock that is based on the opening, closing, actual, high, low or average selling prices of a share of Common Stock reported on any established stock exchange or national market system including without limitation the National Association of Securities Dealers, Inc. Automated Quotation System, the New York Stock Exchange and the National Market System on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the

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closing price of a share of Common Stock on the date as of which Fair Market Value is to be determined, or if shares of Common Stock are not publicly traded on such date, as of the most recent date on which shares of Common Stock were publicly traded. Notwithstanding the foregoing, if the Common Stock is not traded on any established stock exchange or national market system, the Fair Market Value means the price of a share of Common Stock as established by the Committee.

(v) “New Purchase Date” means a new Purchase Date set by shortening any Offering then in progress.

(w) “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees and Eligible Service Providers.

(x) “Offering” means the grant to Eligible Employees or Eligible Service Providers of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(y) “Offering Date” means a date selected by the Board for an Offering to commence.

(z) “Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Board pursuant to the Plan.

(aa) “Officer” means a person who is an officer of the Company or a Related Corporation or Affiliate within the meaning of Section 16 of the Exchange Act.

(bb) “Participant” means an Eligible Employee or Eligible Service Provider who holds an outstanding Purchase Right.

(cc) “Plan” means this Portillo’s Inc., 2022 Employee Stock Purchase Plan, including both the 423 Component and the Non-423 Component, as amended from time to time.

(dd) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(ee) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following an Offering Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(ff) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(gg) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(hh) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ii) “Trading Day” means any day on which the exchange or market on which shares of Common Stock are listed is open for trading.

53

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/PTLO • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-866-458-2503 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/PTLO

Portillo’s Inc.
Annual Meeting of Stockholders For Stockholders of record as of April 25, 2022

TIME:	Wednesday, June 22, 2022 8:00 AM, Central Time
PLACE:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PTLO for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael Osanloo, Michelle Hook and Susan Shelton (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Portillo’s Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Portillo’s Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

         FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	Election of Directors
		FOR		WITHHOLD
	1.01 Michael Osanloo	☐		☐	FOR
	1.02 Ann Bordelon	☐		☐	FOR
	1.03 Paulette R. Dodson	☐		☐	FOR
	1.04 Noah Glass	☐		☐	FOR
	1.05 Gerard J.Hart	☐		☐	FOR
	1.06 Richard K.Lubin	☐		☐	FOR
	1.07 Joshua A.Lutzker	☐		☐	FOR
	1.08 Michael A. Miles Jr.	☐		☐	FOR

		FOR	AGAINST	ABSTAIN
2.	Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐	FOR
3.	Approval of the 2022 Portillo’s, Inc. Employee Stock Purchase Plan	☐	☐	☐	FOR

Note: In their discretion, proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date